                                                                Exhibit 10.12




                                 $12,000,000

                                  TERM LOAN

                                     AND

                                  $6,500,000

                                REVOLVING LOAN

                                 PROVIDED BY

                   THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

                                      TO

                           YOUNG INNOVATIONS, INC.,
                     YOUNG DENTAL MANUFACTURING COMPANY,
                            LORVIC HOLDINGS, INC.,
                            THE LORVIC CORPORATION
                                     AND
                        DENTICATOR INTERNATIONAL, INC.











                                JULY 22, 1996

                                LOAN AGREEMENT

In consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Young Innovations, Inc., a Missouri corporation ("Innovations"), Young Dental Manufacturing Company, a Missouri corporation ("Dental"), Lorvic Holdings, Inc., a Delaware corporation ("Holdings"), The Lorvic Corporation, a Delaware corporation ("Lorvic") and Denticator International, Inc., a Missouri corporation ("Denticator") and The Boatmen's National Bank of St. Louis ("Lender"), agree as follows:

1    GENERAL.

     1.1 EFFECTIVE DATE. This Agreement shall become effective on July 22, 1996 (the "Effective Date").

     1.2 DEFINED TERMS. Each capitalized term in this Agreement shall have the meaning defined in the Glossary which is attached hereto as Appendix 1.2. If a capitalized term is not defined in the Glossary, it shall have the meaning defined elsewhere in this Agreement. If a capitalized term is not defined in either the Glossary or elsewhere in this Agreement, it shall have the meaning defined in the UCC.

     1.3 SINGULAR AND PLURAL FORMS. All definitions shall be equally applicable to both the singular and the plural forms of the terms defined.

     1.4 REFERENCES. The words "hereof", "herein", "hereby", "hereunder", and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "Section" or "section" and "Page" or "page" refer to a section or page, respectively, of this Agreement unless it expressly refers to something else.

     1.5 REFERENCES TO BORROWER. The term "Borrower" herein refers to Innovations, Dental, Holdings, Lorvic and Denticator both separately and collectively. The words "a Borrower", "any Borrower", "each Borrower" and "every Borrower" refer to each of Innovations, Dental, Holdings, Lorvic and Denticator separately. The obligations of Innovations, Dental, Holdings, Lorvic and Denticator under the Loan Documents are joint and several.

     1.6 REFERENCES TO APPLICABLE LENDING OFFICE. The term "Applicable Lending Office" means the office of Lender at 800 Market Street, St. Louis, Missouri 63101, Attn: Leveraged Finance Group.

     1.7 REFERENCES TO COVERED PERSON. The term "Covered Person" means each of Innovations, Dental, Holdings, Lorvic and Denticator, and if any of them now has or acquires any Subsidiaries, each of such Subsidiaries. The words "a Covered Person", "any Covered Person", "each Covered Person" and "every Covered Person" refer to Innovations, Dental, Holdings, Lorvic and Denticator and each of their Subsidiaries separately.


     1.8 ACCOUNTING TERMS WITH GAAP MEANINGS; CONSOLIDATED BASIS. Unless the context otherwise requires, accounting terms herein that are not defined herein shall have their meanings and shall be calculated under GAAP. All financial measurements herein respecting "Borrower" shall be made and calculated for Innovations, Dental, Holdings, Lorvic and Denticator and all of their Subsidiaries on a consolidated basis in accordance with GAAP.

     1.9 COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding." Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed, and references in this Agreement to months and years shall be to calendar months and calendar years unless otherwise specified.

2    COMMITMENTS.  Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of Borrower herein:

     2.1 REVOLVING COMMITMENT. Lender commits to make advances to Borrower (each a "Revolving Advance") from time to time during the period commencing on the Effective Date and ending at the close of business on the day preceding December 1, 1999 (the "Ultimate Revolving Maturity Date"). (The from time to time outstanding principal balance of all Revolving Advances from the Lender is referred to herein as the "Revolving Loan".) The obligation of Borrower to repay the Revolving Loan shall be evidenced by a promissory note payable to the order of Lender in a maximum principal amount equal to the Revolving Commitment (the "Revolving Note") satisfactory to Lender. Amounts applied to reduce the Revolving Loan may be reborrowed as Revolving Advances as provided herein. At any time after an Event of Default occurs that is not waived in writing by Lender, Lender may cancel the Revolving Commitment as provided in Section 18.3.

           2.1.1 LIMITATION ON REVOLVING ADVANCES. No Revolving Advance will be made which would result in the Revolving Loan exceeding the Revolving Commitment. Lender may, however, in its sole discretion make such Revolving Advances, but shall not be deemed by doing so to have increased the Revolving Commitment and shall not be obligated to make any such Revolving Advances thereafter. No Revolving Advance will be made on or after the Ultimate Revolving Maturity Date.

           2.1.2 DEFINITION OF REVOLVING COMMITMENT. The "Revolving Commitment" on any date shall be $6,500,000, or such lesser Dollar amount to which it may have been reduced as provided herein.

     2.2 TERM COMMITMENT. Lender commits to make a term loan to Borrower of $12,000,000 (the "Term Commitment"). The Term Loan will be made in a single advance on the Effective Date (the "Term Advance"). (The from time to time outstanding principal amount of the Term Advance is referred to herein as the "Term Loan".) The obligation of Borrower to repay the Term Loan shall be evidenced by a promissory note payable to the order of Lender satisfactory to
Lender (the "Term Note").   Amounts applied to reduce the Term Loan may not be
reborrowed.


3    INTEREST.

     3.1   RATES.

           3.1.1 REVOLVING LOAN. The Revolving Loan shall bear interest at a per annum rate equal to the CBR minus 0.5%.

           3.1.2 TERM LOAN. The Term Loan shall bear interest per annum rate equal to the CBR plus the CBR Increment. The "CBR Increment" shall be equal to 0.25%; provided, however, if Borrower enters into a Rate Agreement acceptable to Lender, the CBR Increment shall be equal to 0.0%. Notwithstanding the foregoing, Borrower may elect to convert the rate per annum at which all or a portion of the Term Loan bears interest to the Adjusted LIBOR Rate. The "Adjusted LIBOR Rate" shall be an annual rate of two and one-half percent (2.50%) plus an interest rate equal to the quotient (rounded to the nearest 0.001%) of the interest rate at which Dollar deposits in immediately available funds and for a maturity nearest in duration to the applicable Interest Period are offered or available in the London Interbank Market for Eurodollars as of 11:00 a.m. (St. Louis time) two Business Days before the applicable adjustment date, as reported on Telerate Screen LIBO page 3750 (rounded to the nearest 1/16%). The "Interest Period" shall, at Borrower's option, be no less than 30 days nor more than 180 days.

     3.2 RATE AFTER MATURITY. Borrower shall pay interest on a Loan after its Maturity, and (at the option of Lender) upon all the Loans and other amounts that are owing with respect thereto after the occurrence of an Event of Default, at a per annum rate equal to CBR plus 3.0%.

     3.3 TIME OF ACCRUAL. Interest shall accrue on all principal amounts outstanding from and including the date when first outstanding to but excluding the date when no longer outstanding. Amounts shall be deemed outstanding until payments are applied thereto as provided herein.

     3.4 COMPUTATION. Interest shall be computed for the actual days elapsed over a year deemed to consist of 360 days. Interest rates that are based on the CBR shall change simultaneously with any change in the CBR and such rates shall be effective for the entire day on which such CBR change becomes effective.

     3.5   USURY.  Notwithstanding any provisions to the contrary in Section
3 or elsewhere in any of the Loan Documents, Borrower shall not be obligated to pay interest at a rate which exceeds the maximum rate permitted by Law. If, but for this Section 3.5, Borrower would be deemed obligated to pay interest at a rate which exceeds the maximum rate permitted by Law, or if any of the Loan Obligations is paid or becomes payable before its originally scheduled Maturity and as a result Borrower has paid or would be obligated to pay interest at such an excessive rate, then (i) Borrower shall not be obligated to pay interest to the extent it exceeds the interest that would be payable at the maximum rate permitted by Law; (ii) any such excess interest that has been paid by Borrower shall be refunded; and (iii) the effective rate of interest shall be deemed automatically reduced to the maximum rate permitted by Law.

4    FEES.

     4.1 REVOLVING COMMITMENT FEE. Borrower shall pay to lender a "Revolving Commitment Fee" calculated by applying the daily equivalent of an annual rate of 0.125% to the Unused Revolving Commitment on each day during the period from and including the Effective Date to but excluding the Ultimate Revolving Maturity Date. The "Unused Revolving

Commitment" on any day shall be the difference between (i) the amount of the Revolving Commitment and (ii) the Revolving Loan as of the close of business on such day. The Revolving Commitment Fee shall be payable quarterly, in arrears, commencing on the first day of October, 1996 and continuing on the first day of each January, April, July and October thereafter and upon the Ultimate Revolving Maturity Date.

     4.2 CALCULATION OF FEES. All of the foregoing fees that are based on an annual percentage shall be calculated on the basis of a year deemed to consist of 360 days and for the actual number of days elapsed.

5    PAYMENTS.

     5.1 SCHEDULED PAYMENTS ON REVOLVING LOAN.


           5.1.1 INTEREST. Borrower shall pay interest accrued on the Revolving Loan monthly in arrears, beginning on the first day of the first full calendar month following the Effective Date, and continuing on the first day of each calendar month thereafter, and on the Ultimate Revolving Maturity Date. Borrower shall pay interest accrued on the Revolving Loan after the Ultimate Revolving Maturity Date on demand.

           5.1.2  PRINCIPAL.

                  5.1.2.1 DAILY PAYMENTS. Borrowers shall maintain one or more lockboxes with Lender under its standard lockbox agreements (the "Lockboxes"). Borrower shall also maintain one or more accounts with Lender, each designated a "Controlled Disbursement Account". Lender will also establish on its books an account in the name of Borrower designated as the "Cash Collateral Account". Borrower shall direct all Account Debtors to remit payments on their Accounts to one or another of the Lockboxes. If sales of Inventory are made for cash, Borrower shall immediately deliver to Lender or deposit into the Cash Collateral Account the identical checks, cash or other forms of payment which Borrower receives. All proceeds of Collateral and all funds Borrower receives directly (other than Revolving Advances) shall be deposited in the Cash Collateral Account.
           Deposits in the Cash Collateral Account each day will be applied by Lender to the Revolving Loan in accordance with Section 5.4 until the Revolving Loan has been reduced to zero.

                  5.1.2.2 ULTIMATE REVOLVING MATURITY DATE. Borrower shall repay the entire Revolving Loan on the Ultimate Revolving Maturity Date.

     5.2   SCHEDULED PAYMENTS ON TERM LOAN.

           5.2.1 INTEREST. Borrower shall pay interest accrued on the Term Loan monthly in arrears, beginning on the first day of the first full calendar month following the Effective Date, and continuing on the first day of each calendar month thereafter, and on December 1, 1999 (the "Ultimate Term Maturity Date"). Borrower shall pay interest accrued on the Term Loan after the Ultimate Term Maturity Date on demand.

     5.2.2 PRINCIPAL.  Borrower shall repay the Term Loan as follows:

          Date                                          Principal Payment
          ----                                          -----------------
     September 1, 1996                                  $450,000.00
     December 1, 1996                                   $450,000.00
     March 1, 1997                                      $850,000.00
     June 1, 1997                                       $850,000.00
     September 1, 1997                                  $950,000.00
     December 1, 1997                                   $950,000.00
     March 1, 1998                                      $950,000.00
     June 1, 1998                                       $950,000.00
     September 1, 1998                                  $950,000.00
     December 1, 1998                                   $950,000.00
     March 1, 1999                                      $950,000.00
     June 1, 1999                                       $950,000.00
     September 1, 1999                                  $950,000.00


Borrower shall make a final installment equal to the remaining outstanding principal balance on the Ultimate Term Maturity Date.

     5.3   PREPAYMENTS AND REDUCTION OF COMMITMENTS.


           5.3.1  VOLUNTARY.

                  5.3.1.1 REVOLVING LOAN. Borrower may reduce the Revolving Commitment in whole multiples of $500,000 at any time and from time to time, but only if (i) Borrower gives Lender written notice of Borrower's intention to make such reduction at least one Business
           Day prior to the effective date of the reduction, and (ii) Borrower makes on the effective date of the reduction any payment on the Revolving Loan required under Section 5.3.2.1 as a consequence of the reduction. Any such reduction of the Revolving Commitment shall be permanent.

                  5.3.1.2 TERM LOAN. Borrower may wholly prepay the Term Loan at any time, and may make partial prepayments on the Term Loan in amounts equal to up to the next two following scheduled payments of principal from time to time, but only if (i) Borrower gives Lender written notice of Borrower's intention to make such prepayment at least one Business Day prior to tendering the prepayment, and (ii) Borrower pays any accrued interest on the amount prepaid at the time of such prepayment. Each partial prepayment on the Term Loan shall be applied to the next principal installment due hereunder.

                  5.3.1.3 PREMIUMS. No penalty or premium shall be payable upon any reduction by Borrower in the Revolving Commitment. No penalty or premium shall be payable upon any prepayment of the Term Loan.

           5.3.2  MANDATORY.

                  5.3.2.1 OVER-ADVANCES. If at any time the Revolving Loan exceeds the Revolving Commitment, whether as a result of an optional Revolving Advance by Lender as contemplated by Section 2.1.1 or otherwise, Borrower shall on demand make a payment to Lender in the amount of the excess. Each such prepayment shall be applied to reduce the Revolving Loan.

                  5.3.2.2 PROCEEDS FROM SALES OF ASSETS. If Borrower sells any of its assets in a single transaction or related series of transactions that are not in the ordinary course of business, Borrower shall make a prepayment on the Term Loan in the amount of the gross proceeds therefrom less reasonable selling expenses and the increment in federal, state and local income taxes, if any, payable as a consequence of any taxable gain from such sale. If, however, Borrower expends the net proceeds of any such sale of a capital asset within 90 days of completion of the sale for replacement of such asset by another asset of comparable type and utility; and provided that such expenditure will not result in Borrower exceeding the limits for Capital Expenditures set forth in
           Section 17.1 of this Agreement, then Borrower shall not be required to make such prepayment. Notwithstanding the foregoing, the net proceeds from Lorvic's sale of the Real Property Collateral situated at 8810 Frost Avenue, St. Louis, Missouri ("Lorvic Property"), Dental's sale of the Real Property Collateral situated at 2418 Northline Industrial, Maryland Heights, Missouri ("Maryland Heights Facility") and the redemption of Borrower's interest in that certain Allegheny County, Pennsylvania Airport Revenue Bond, Due 2019, in the original principal amount of $100,000 and that certain Lower Colorado River Authority Texas Revenue Bond, Due 2009, in the original principal amount of $100,000 shall be applied to the Revolving Loan. The Revolving Commitment shall be automatically and permanently reduced by an amount equivalent to the net proceeds arising from the sale of the Lorvic Property. Borrower shall be permitted to finance the sale of its assets by accepting notes for such Indebtedness; provided, however, that such financing from time to time does not exceed $150,000 in the aggregate and that the proceeds of such notes shall be paid to Lender if not expended to replace the asset sold.

                  5.3.2.3 PROCEEDS FROM SALE OF SECURITIES. If after the Execution Date Borrower issues any equity or debt securities, or warrants or options therefor ("Securities"), Borrower shall make a prepayment on the Term Loan promptly after such sale in an amount equal to the gross proceeds therefrom less reasonable brokers' and underwriters' fees and commissions and other reasonable issuing expenses ("Securities Proceeds"). Subject to Section 5.3.1.2, Securities Proceeds not in excess of $2,000,000, in the aggregate, resulting from the sale of Securities to Persons which are employees of Borrower shall be applied to the next scheduled payments on the Term Loan.

                  5.3.2.4 APPLICATION OF INSURANCE/CONDEMNATION PROCEEDS. Immediately upon receipt by Borrower of any Insurance/Condemnation Proceeds, Borrower shall make a prepayment on the Revolving Loan in the amount of such Insurance/Condemnation Proceeds. On the 90th day after receipt by Borrower of any Insurance/Condemnation Proceeds, Borrower shall make a prepayment on the Term Loan in the amount of such Insurance/Condemnation Proceeds that have not, within the 90 day period following Borrower's receipt of such Insurance/Condemnation Proceeds, been either expended, or committed to be expended, by Borrower for the purpose of rebuilding, repairing or replacing the property for which such Insurance/Condemnation Proceeds were paid.


     Except as otherwise provided above, each prepayment under this Section
     5.3.2 that is required to be applied to reduce the Term Loan shall be applied to the scheduled principal installments in the inverse order of their due dates, except that the net proceeds from the sale of any Real Property Collateral (not including the Lorvic Property and the Maryland Heights Facility) shall be applied to the next scheduled principal payments on the Term Loan, subject to Section 5.3.1.2. If application to the Term Loan of any prepayment required under this Section 5.3.2 reduces the Term Loan to zero, the remaining amount of such prepayment shall be applied to reduce the Revolving Loan and the Revolving Commitment shall be automatically and permanently reduced by an equivalent amount.

     5.4   MANNER OF PAYMENTS AND TIMING OF APPLICATION OF PAYMENTS.


           5.4.1 PAYMENT REQUIREMENT. Unless expressly provided to the contrary elsewhere herein, Borrower shall make each payment on the Loan Obligations to Lender as required under the Loan Documents in Dollars at the Applicable Lending Office on the date when due, without deduction, set-off or counterclaim.

           5.4.2 APPLICATION OF PAYMENTS. All payments received by Lender in immediately available funds at or before 2:00 p.m., St. Louis time, on a Business Day will be applied to the relevant Loan Obligation on the same day. Such payments received on a day that is not a Business Day or after 2:00 p.m. on a Business Day will be applied to the relevant Loan Obligation on the next Business Day.

           5.4.3 INTEREST CALCULATION. Section notwithstanding, for purposes of interest calculation only, any payment received by Lender (whether by cash, check, draft, wire transfer or other instrument) shall be deemed to have been applied to the relevant Loan Obligation on the Business Day such funds are deemed collected at or before 2:00 p.m., St. Louis time.

           5.4.4 RETURNED CHECKS. If a payment is made by check, draft or other instrument and the check, draft or other instrument is returned to Lender unpaid, the application of the payment to the Loan Obligation will be reversed and will be treated as never having been made.


     5.5 DUE DATES NOT ON BUSINESS DAYS. If any payment required hereunder becomes due on a date that is not a Business Day, then such due date shall be deemed automatically extended to the next Business Day.

6    BORROWING PROCEDURE AND LIMITS.

     6.1   INITIAL ADVANCES.

           6.1.1 REVOLVING ADVANCES. Lender will make the initial Revolving Advance on the Effective Date as directed by Borrower in a written direction delivered to Lender. The manner of disbursement shall be subject to Lender's approval.

           6.1.2 TERM ADVANCE. Lender will make the Term Advance on the Effective Date as directed by Borrower in a written direction delivered to Lender. The manner of disbursement shall be subject to Lender's approval.

     6.2   SUBSEQUENT ADVANCES.

           6.2.1 REVOLVING ADVANCES. Subsequent Revolving Advances will be made only as follows:

                6.2.1.1 ADVANCES TO CONTROLLED DISBURSEMENT ACCOUNT. Subject to the limitations in Section 2.1.1, on each Business Day a Revolving Advance will be made automatically by Lender to fund the total
           Dollar amount of checks and drafts presented to Lender for payment from the Controlled Disbursement Account.

                6.2.1.2 REVOLVING ADVANCE REQUESTS BY BORROWER. Subject to the limitations in Section 2.1.1, Borrower may also request a Revolving Advance by submitting a Revolving Advance Request to Lender. Only a written request (which may be mailed, personally delivered or telecopied as provided in Section 19.1) from a Borrowing Officer to Lender that specifies the amount of the Revolving Advance to be made and the date the proceeds of the Revolving Advance are requested to be made available to Borrower (the "Revolving Advance Date") shall be treated as a "Revolving Advance Request". A Revolving Advance Request received by Lender on a day that is not a Business Day or that is received by Lender after 2:00 p.m., St. Louis time, on a Business Day shall be treated as having been received by Lender at 2:00 p.m., St. Louis time, on the next Business Day. A Revolving Advance Request shall become irrevocable a 2:00 p.m., St. Louis time, on the Revolving Advance Date unless it is sooner revoked by a Borrowing Officer. Lender shall incur no liability to Borrower for treating any such request as a Revolving Advance Request or for treating a revocation thereof as such if Lender believes in good faith that the Person making the request or revocation is a Borrowing Officer. Lender shall also incur no liability to Borrower for failing to treat any such request as Revolving Advance Request or for treating a revocation thereof as such if Lender believes in good faith that the Person making the request or revocation is not a Borrowing Officer. Each Revolving Advance Request by a borrowing officer shall constitute a certification by Borrower (i) no Default has occurred that is continuing and not waived in writing by Lender, (ii) all representations and warranties of Borrower in this Agreement are then true, and will be true on the Revolving Advance Date, as if then made, and (iii) all conditions precedent hereunder to the making of the requested Revolving Advance have been satisfied. Provided that all conditions precedent herein to a requested Revolving Advance have been satisfied, Lender will make the amount of such requested Revolving Advance available to Borrower on the Revolving Advance Date in immediately available funds in Dollars at the Applicable Lending Office.

                6.2.1.3. LENDER'S RIGHT TO MAKE OTHER REVOLVING ADVANCES. Lender shall have the right to make Revolving Advances at any time and from time to time to cause timely payment of any of the Loan Obligations. Lender will give notice to Borrower after making any such Revolving Advance.

7    APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS.  If an Event of
Default has occurred and is continuing, Lender shall determine in its discretion the order and manner in which proceeds and other payments that Lender receives are applied to the Loan Obligations, and Borrower hereby irrevocably waives the right to direct the application of any payment or proceeds. Lender shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Loan Obligations.

8    INDEMNITY FOR RETURNED PAYMENTS.  If  after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Loan Obligations, Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, or for any other reason, then the Loan Obligations or part thereof intended to be satisfied shall be revived and this Agreement shall continue in full force and Borrower shall be liable to pay to Lender, and hereby does indemnify Lender and hold Lender harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon any such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section shall survive termination of the Commitments, the expiration of the any letters of credit issued by Lender for the account of Borrower and the payment and satisfaction of all of the Loan Obligations.


9    CAPITAL ADEQUACY REIMBURSEMENT.  If there is any change of Law after the
Execution Date regarding the capital that financial institutions in a class that includes Lender are required to maintain and which has the effect of reducing the rate of return on, or increasing the cost of maintaining, Lender's capital as a consequence of its obligations hereunder, then Lender may from time to time demand, and Borrower shall pay to Lender within sixty days after each demand, such additional amount as will compensate Lender for such reduction or increase. If Lender claims compensation under this Section, Lender shall furnish a certificate to Borrower that states the additional amount to be paid to it hereunder and includes a description of the method used by Lender in calculating such amount. Borrower shall have the burden of proving that any such certificate is not correct. If there is any change of Law after the Execution Date regarding the capital that financial institutions in a class that includes

Lender are required to maintain and which has the effect of increasing the rate of return on, or decreasing the cost of maintaining, Lender's capital as a consequence of its obligations hereunder, then Borrower may from time to time demand, and Lender shall pay to Borrower within sixty days after each demand, such additional amount as will compensate Borrower for such reduction or increase. In addition, if Borrower shall fully satisfy the Loan Obligations within sixty days of receiving the notice referred to above, Lender shall waive the additional amount payable.

10   SECURITY.  As security for payment and performance of the Loan Obligations,
Borrower shall on the Execution Date execute and deliver, or cause to be executed and delivered, to Lender the following documents:

     10.1  SECURITY.

           10.1.1 security agreements from Borrower granting to Lender a security interest in all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property of Borrower, whether now owned or hereafter acquired, and all proceeds thereof (the "Personal Property Collateral"), subject only to Permitted Liens (each such security agreement that Borrower executes and delivers to Lender, either on or after the Execution Date, and as it may be amended, restated or replaced from time to time, a "Security Agreement");

           10.1.2 mortgages and deeds of trust granting to Lender liens covering the real property described in Exhibit 10.12 and all proceeds thereof (the "Real Property Collateral"), subject only to Permitted Liens existing on the Execution Date (each such mortgage that Borrower executes and delivers to Lender, either on or after the Execution Date, and as it may be amended, restated or replaced from time to time, a "Mortgage");

           10.1.3 one or more assignments assigning to Lender a lien and security interest in all Intellectual Property of Borrower, including but not limited to all patents, patent applications, inventions upon which patent applications have not yet been filed, trade names, trademarks, trademark registrations and applications, service marks, service mark registrations and applications, copyrights and copyright registrations and applications, both domestic and foreign, described in Exhibit 10.13 and all proceeds thereof (each such assignment that Borrower executes and delivers to Lender, either on or after the Execution Date, and as it may be amended, restated, or replaced from time to time, an "Intellectual Property Assignment");

           10.1.4 stock pledge agreements granting to Lender a lien and security interest in all of the capital stock and other Securities of each Borrower and every Subsidiary and Affiliate of Borrower, now or hereafter issued and outstanding, and all proceeds thereof (each such stock pledge agreement that Borrower executes and delivers to Lender, either on or after the Execution Date, and as it may be amended, restated, or replaced from time to time, a "Stock Pledge Agreement");

           10.1.5 assignments assigning to Lender all of Borrower's rights and interest in all money due or to become due under every contract of Borrower with any federal Governmental Authority (each a "Government Contract") in excess of $50,000, (each such assignment that Borrower executes and delivers to Lender, either on or after the Execution Date, as it may be amended, restated, or replaced from time to time, a "Government Contract Assignment");

           10.1.6 an assignment assigning to Lender all of Borrower's rights and interest in the Rate Agreement, if any;

           10.1.7 An assignment assigning to Lender all of Borrower's rights and interest in the Cash Collateral Account (as the same may be amended, restated, or replaced from time to time, the "Account Assignment");

           10.1.8 an assignment assigning to Lender all of Borrower's rights and interest in (i) all building permits and other governmental licenses or permits for the expansion of the Earth City Facility, (ii) the plans and specifications for the expansion of the Earth City Facility, (iii) the contracts with the design architect, the general contractor, and any other contractors, architects, or engineers employed by Borrower for the expansion of the Earth City Facility, and (iv) any and all agreements regarding the development, construction, leasing, management or operation of the expansion of the Earth City Facility, together with consents to the assignment from the parties with whom the Borrower has contracted; and

     As further security for the Loan Obligations, if Borrower acquires or leases any real property after the Execution Date, Borrower shall notify Lender thereof and shall deliver to Lender a deed of trust or mortgage, or leasehold deed of trust or mortgage, as appropriate, on each parcel of such real property promptly upon request by Lender.

     Lender may, in its sole discretion, (i) exchange, waive or release any of the Collateral, (ii) following an Event of Default that is continuing, apply Collateral and direct the order or manner of sale thereof as Lender may determine, and (iii) following an Event of Default that is continuing, settle, compromise, collect or otherwise liquidate any Collateral in any manner, all without affecting the Loan Obligations or Lender's right to take any other action with respect to any other Collateral.

     All of the foregoing documents and any similar documents that Borrower executes and delivers to Lender after the Execution Date to secure the Loan Obligations, as they may be amended, restated or replaced from time to time, are referred to herein collectively as the "Security Documents".

11   POWER OF ATTORNEY. Borrower hereby authorizes Lender and irrevocably appoints Lender (acting by any of its officers) as Borrower's agent and attorney-in-fact (which appointment is coupled with an interest and is therefore irrevocable) to do any of the following until all of the Loan Obligations are fully paid and satisfied and the Commitments are terminated:

     11.1 During the continuance of a Default that is not waived in writing by Lender and after the occurrence of an Event of Default that is not waived in writing by Lender: (i) demand payment of any Account; (ii) enforce payment of any Account by legal proceedings or otherwise; (iii) exercise all of Borrower's rights and remedies in proceedings brought to collect any Account; (iv) sell or assign any Account upon such terms, for such amount and at such time or times as Lender deems advisable; (v) settle, adjust, compromise, extend or renew any Account; (vi) discharge and release any Account; (vii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar documents against an Account Debtor; (viii) notify the postal authorities of any change of the address for delivery of Borrower's mail to any address designed by Lender, and open and process all mail addressed to Borrower; (ix) endorse Borrower's name on any verification of Accounts and notices thereof to Account Debtors; (x) make one or more Revolving Advances to pay the costs and expenses of any of the foregoing; and (xi) do anything that Lender's deems necessary in its reasonable discretion to assure that the Loan Obligations are fully paid.


     11.2 At any time: (i) take control in any manner of any item of payment or proceeds of any Account; (ii) have access to any lockbox or postal box into which Borrower's mail is deposited; (iii) endorse Borrower's name upon any items of payment and deposit the same in the Cash Collateral Account and apply the proceeds thereof to the Loan Obligations as provided herein; and (iv) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account.

The foregoing power of attorney and authorization shall be deemed automatically revoked upon the payment in full of all of the Loan Obligations and the termination of the Commitments.


12   CONDITIONS OF LENDING.

     12.1 CONDITIONS TO INITIAL ADVANCE. As conditions precedent to Lender's obligation to make the initial Advance:


           12.1.1 LISTED DOCUMENTS AND OTHER ITEMS. Lender shall have received on or before the Effective Date all of the documents and other items listed or described in Exhibit hereto, with each being (as applicable) duly executed and (also as applicable) sealed, attested, acknowledged, certified, or authenticated.

           12.1.2 FINANCIAL CONDITION. Lender shall have determined to its satisfaction that the financial statements of Borrower for the periods ended June 30, 1996 (the "Initial Financial Statements") and the proforma financial statements of Borrower for the period ending as of the Effective Date and the periods ending June 30, 1996 (the "Proforma Financial Statements") as furnished to Lender and other information furnished to Lender by Borrower (i) for the periods ended on or before the Effective Date, fairly and accurately reflect the business and financial condition of Borrower, its cash flows and the results of its operations for such periods, and (ii) for the periods that will end after the Effective Date, reflect Borrower's best estimate and forecast of the business and financial condition of Borrower, its cash flows, and the results of its operations for such periods.

           12.1.3 NO DEFAULT. No Default shall have occurred and be continuing that is not waived in writing by Lender, no Event of Default shall have occurred that is not waived in writing by Lender, and neither will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

           12.1.4 PERFECTION OF LIENS AND SECURITY INTERESTS. Every lien and security interest required to be granted by Borrower to Lender under Section shall have been perfected and shall be, except as otherwise satisfactory to Lender, a first priority lien or security interest.

           12.1.5 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in the Loan Documents shall be true and correct.

           12.1.6 MATERIAL ADVERSE CHANGE. Since the date of the most recent Financial Statements delivered to Lender, there shall not have been any change which would have a Material Adverse Effect.

           12.1.7 PENDING MATERIAL PROCEEDINGS. There shall be no pending Material Proceedings.

           12.1.8 PAYMENT OF FEES. Borrower shall have paid and reimbursed to Lender all fees, costs and expenses that are payable or reimbursable to Lender hereunder on or before the Effective Date.

           12.1.9 LEGAL OPINION. Lender shall have received an opinion of Borrower's counsel satisfactory to Lender.

           12.1.10 RELATED TRANSACTION DOCUMENTS. All documents to be executed and delivered in connection with Innovation's acquisition of certain assets of Denticator International, Inc., a California corporation ("Acquisition") shall have been delivered to Lender in final form and shall be reasonably satisfactory to Lender and the Acquisition shall have closed.

           12.1.11 OTHER ITEMS. Lender shall have received such other consents, approvals, opinions, certificates or documents as it reasonably deems necessary.

           12.2 CONDITIONS TO SUBSEQUENT ADVANCES. The obligation of Lender to make any subsequent Advance shall be subject to the prior or concurrent fulfillment of each of the following additional conditions precedent:


           12.2.1 GENERAL CONDITIONS. All of the conditions to the initial Advances in Section shall have been and shall remain satisfied.

           12.2.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in the Loan Documents shall be true and correct as of the time of such Advance, with the same force and effect as if made at such time.

           12.2.3 DEFAULT. No Default shall have occurred and be continuing that is not waived in writing by Lender, no Event of Default shall have occurred that is not waived in writing by Lender, and neither will occur as a result of such Revolving Advance being requested or made or the application of the proceeds thereof.

13  REPRESENTATIONS AND WARRANTIES.

     Except as otherwise described the disclosure schedule that is attached hereto as Exhibit (the "Disclosure Schedule"), Borrower represents and warrants to Lender as follows:

     13.1 ORGANIZATION AND EXISTENCE. Each Covered Person is duly organized and existing in good standing under the laws of the state of its organization, is duly qualified to do business and is in good standing in every state where the nature or extent of its business or properties require it to be qualified to do business, except where the failure to so qualify will not have a Material Adverse Effect. Each Covered Person has the power and authority to own its properties and carry on its business as now being conducted.

     13.2 AUTHORIZATION. Each Covered Person is duly authorized to execute and perform every Loan Document to which such Covered Person is a party, and Borrower is duly authorized to borrow hereunder, and this Agreement and the other Loan Documents have been duly authorized by all requisite corporate action of each Covered Person. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower's execution, delivery or performance of this Agreement and the other Loan Documents, except for those already duly obtained.

     13.3 DUE EXECUTION. Every Loan Document to which a Covered Person is a party has been executed on behalf of such Covered Person by a Person duly authorized to do so.

     13.4 ENFORCEABILITY OF OBLIGATIONS. Each of the Loan Documents to which a Covered Person is a party constitutes the legal, valid and binding obligation of such Covered Person, enforceable against such Covered Person in accordance with its terms, except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles of general application.

     13.5 BURDENSOME OBLIGATIONS. No Covered Person is a party to or bound by any Contract or is subject to any provision in the Charter Documents of such Covered Person which would, if performed by such Covered Person, result in a Default or Event of Default either immediately or upon the elapsing of time.

     13.6 LEGAL RESTRAINTS. The execution of any Loan Document by a Covered Person will not violate or constitute a default under the Charter Documents of such Covered Person, any Material Agreement of such Covered Person, or any Material Law, and will not, except as expressly contemplated or permitted in this Agreement, result in any Security Interest being imposed on any of such Covered Person's property. The performance by any Covered Person of its obligations under any Loan Document to which it is a party will not violate or constitute a default under the Charter Documents of such Covered Person, any Material Agreement of such Covered Person, or any Material Law, and will not, except as expressly contemplated or permitted in this Agreement, result in any Security Interest being imposed on any of such Covered Person's property.

     13.7 LABOR DISPUTES. There is no collective bargaining agreement or other labor contract covering employees of a Covered Person, and no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement. No union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of a Covered Person for any similar purpose, and there is no pending or, to the best of Borrower's knowledge, threatened, strike, work stoppage, material unfair labor practice claim or other material labor dispute against or affecting any Covered Person or its employees.


     13.8 NO MATERIAL PROCEEDINGS. There are no Material Proceedings pending or, to the best knowledge of Borrower, threatened.

     13.9 MATERIAL LICENSES. All Material Licenses have been obtained or exist for each Covered Person.

     13.10 COMPLIANCE WITH LAWS. Each Covered Person is in compliance with all Material Laws. Without limiting the generality of the foregoing:

           13.10.1 COMPLIANCE. The operations of every Covered Person comply in all material respects with all applicable FDA Laws, Environmental Laws and Employment Laws.

           13.10.2 PROCEEDINGS. None of the operations of any Covered Person are the subject of any judicial or administrative complaint, order or proceeding alleging the violation of any applicable FDA Laws, Environmental Laws or Employment Laws.

           13.10.3 INVESTIGATIONS. None of the operations of any Covered Person are the subject of investigation by any Governmental Authority regarding violations of FDA Laws or the improper transportation, storage, disposal, generation or release into the environment of any Hazardous Waste, the results of which may have a Material Adverse Effect on such Covered Person, on the value of the Collateral, or on the overall assets of such Covered Person.

           13.10.4 NOTICES; REPORTS. No notice or report under any Environmental Law indicating a past or present spill or release into the environment of any Hazardous Waste has been filed, or is required to be filed, by any Covered Person.

           13.10.5 REAL PROPERTY. No Covered Person, nor to the best of Borrower's knowledge, any other Person, has at any time transported, stored, disposed of, generated or released any Hazardous Waste on the surface, below the surface, or within the boundaries of any real property owned or operated by such Covered Person or any improvements thereon. Borrower has no knowledge of any Hazardous Waste on the surface, below the surface, or within the boundaries of any real property owned or operated by such Covered Person or any improvements thereon. No property such Covered Person is subject to a Security Interest in favor of any Governmental Authority for any liability under any Environmental Law or damages arising from or costs incurred by such Governmental Authority in response to a spill of release of Hazardous Waste into the environment.

           13.10.6 ENVIRONMENTAL PROPERTY TRANSFER ACTS. No Environmental Property Transfer Acts are applicable to the transactions contemplated by this Agreement or the Acquisition Agreement and Borrower has provided all notices and obtained all necessary environmental permit transfers and consents, if any, required in order to consummate the transactions contemplated by this Agreement or the Acquisition Agreement, to perfect Lender's Security Interests and to operate Borrower's business as presently or proposed to be operated.

           13.10.7 WAGE AND HOUR LAWS. Each Covered Person to which any of the Wage and Hour Laws apply pays its employees in compliance with such Laws.

     13.11 OTHER NAMES. No Covered Person has used any name other than the full name which identifies such Covered Person in this Agreement. The only trade name or style under which a Covered Person sells Inventory or creates Accounts, or to which instruments in payment of Accounts are made payable, is the name which identifies such Covered Person in this Agreement.


     13.12 ACQUISITION.

           13.12.1 CONSUMMATION OF ACQUISITION. Borrower has delivered to Lender complete and correct executed copies of the Acquisition Agreement, all amendments, schedules and exhibits thereto, and all other agreements, documents and certificates which have been executed and delivered in connection with the transactions contemplated thereby. The Acquisition Agreement has been duly authorized and executed and is the valid and binding obligation of Borrower and the other parties thereto and is enforceable in accordance with its terms. Each of the parties to the Acquisition Agreement has performed all obligations, covenants and conditions required of it prior to or as a condition to the consummation of the transactions contemplated by the Acquisition Agreement, and no such obligation, covenant or condition has been waived by any party. Borrower is not in default of any of its obligations under the Acquisition Agreement, and all representations and warranties of Borrower in the Acquisition Agreement are complete and correct in all material respects as of the Effective Date as if made on and as of such date.

           13.12.2 PRIOR TRANSACTIONS. Except as has been disclosed to Lender, no Covered Person has been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business which continues to subject such Covered Person to a contingent liability.

     13.13 CAPITALIZATION. Innovation's authorized capital stock consists of 25,000,000 shares of common stock, par value $.01 per share, of which 3,708,512 shares are validly issued and outstanding, fully paid and non-assessable, and are owned beneficially and of record by those Persons described in the Disclosure Schedule.

     13.14 CAPITALIZATION. Dental's authorized capital stock consists of 600,000 shares of common stock, par value $.50 per share, of which 311,640 shares are validly issued and outstanding, fully paid and non-assessable, and are owned beneficially and of record by Innovation.

     13.15 CAPITALIZATION. Lorvic's authorized capital stock consists of 1,000 shares of common stock, par value $0.01 per share, of which 100 shares are validly issued and outstanding, fully paid and non-assessable, and are owned beneficially and of record by Holdings.

     13.16 CAPITALIZATION. Holding's authorized capital stock consists of 100,000 shares of stock (30,000 10% cumulative preferred stock-$1 par, 60,000 Class A common-$.01 par and 10,000 Class B common-$.01 par) of which 1,000 Class A common shares are validly issued and outstanding, fully paid and non-assessable, and are owned beneficially and of record by Dental.

     13.17 CAPITALIZATION. Denticator's authorized capital stock consists of 30,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are validly issued and outstanding, fully paid and non-assessable, and are owned beneficially and of record by Innovations.

     13.18 SOLVENCY. Borrower is Solvent prior to and after giving effect to the transactions contemplated by the Acquisition Agreement, and the making of the Term Loan and initial Revolving Advance on the Effective Date.

     13.19 PROJECTIONS; PRO FORMA BALANCE SHEET. The projections of Borrower's quarterly financial condition, results of operations and cash flow for the 1997 Fiscal Year, a copy of which have been delivered to Lender, represent Borrower's best estimate of Borrower's future financial performance for the periods set forth therein. Such projections have been prepared on the basis of the assumptions set forth therein, which Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions. The pro forma balance sheet of Borrower as of the Effective Date, a certified copy of which has been provided by Borrower to Lender has been prepared in accordance with GAAP and presents Borrower's best estimate and forecast of Borrower's financial condition as of the Effective Date as if the transactions contemplated by the Acquisition Agreement had occurred on the Effective Date.

     13.20 FINANCIAL STATEMENTS. The Initial Financial Statements are complete and correct, have been prepared in accordance with GAAP, and fairly reflect the financial condition, results of operations and cash flows of the Persons covered thereby as of the dates and for the periods stated therein.

     13.21 NO CHANGE IN CONDITION. Since the date of the Initial Financial Statements delivered to Lender, there has been no change which would have a Material Adverse Effect on any Covered Person.

     13.22 NO DEFAULTS. No Covered Person has breached or violated or is in default under any Material Agreement, or is in default with respect to any Material Obligation of such Covered Person. No Default has occurred which is continuing and no Event of Default has occurred.

     13.23 INVESTMENTS. No Covered Person has any Investments in other Persons except existing Permitted Investments.

     13.24 INDEBTEDNESS. No Covered Person has any Indebtedness except existing Permitted Indebtedness.

     13.25 INDIRECT OBLIGATIONS. No Covered Person has any Indirect Obligations except existing Permitted Indirect Obligations.

     13.26 ENCUMBRANCES. None of the real property purported to be owned by a Covered Person is subject to any Encumbrances except existing Permitted Encumbrances.

     13.27 OPERATING LEASES. No Covered Person has an interest as lessee under any Operating Leases.

     13.28 CAPITAL LEASES. No Covered Person has an interest as a lessee under any Capital Leases.

     13.29 TAX LIABILITIES; GOVERNMENTAL CHARGES. Each Covered Person has filed or caused to be filed all tax reports and returns required to be filed by it with any Governmental Authority, except where extensions have been properly obtained, and has paid or made adequate provision for payment of all taxes, assessments, fees and other charges levied upon it or upon its income or properties by any Governmental Authority which are due and payable, including interest and penalties, except such taxes, assessments, fees and other charges, if any, as are being diligently contested in good faith by appropriate proceedings and as to which such Covered Person has established adequate reserves in conformity with GAAP on the books of such Covered Person. No Security Interests for any such taxes, assessments, fees or other charges have been filed and no claims are being asserted with respect to any such taxes, assessments, fees or other charges which, if adversely determined, would have a Material Adverse Effect on such Covered Person. There are no material unresolved issues concerning any tax liability of a Covered Person which, if adversely determined, would have a Material Adverse Effect on such Covered Person.

     13.30 PENSION BENEFIT PLANS. All Pension Benefit Plans maintained by each Covered Person or an ERISA Affiliate qualify under Section 401 of the Code and are in compliance with the provisions of ERISA. Except with respect to events or occurrences which would not have a Material Adverse Effect:

           13.30.1 PROHIBITED TRANSACTIONS. None of such Pension Benefit Plans has participated in, engaged in or been a party to any non-exempt prohibited transaction as defined in ERISA or the Code, and no officer, director or employee of a Covered Person orof an ERISA Affiliate has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I of ERISA.

           13.30.2 CLAIMS. There are no claims, pending or threatened, involving any such Pension Benefit Plan by a current or former employee (or beneficiary thereof) of such Covered Person or ERISA Affiliate, nor is there any reasonable basis to anticipate any claims involving any such Pension Benefit Plan which would likely be successfully maintained against such Covered Person or ERISA Affiliate.

           13.30.3 REPORTING AND DISCLOSURE REQUIREMENTS. There are no violations of any reporting or disclosure requirements with respect to any such Pension Benefit Plan and none of such Pension Benefit Plans has violated any applicable Law, including but not limited to ERISA and the Code.

           13.30.4 ACCUMULATED FUNDING DEFICIENCY. No such Pension Benefit Plan has (i) incurred an "accumulated funding deficiency" (within the meaning of Section 412(a) of the Code), whether or not waived; (ii) been a Pension Benefit Plan with respect to which a Reportable Event (to the extent that the reporting of such events to the PBGC within thirty days of the occurrence has not been waived) has occurred and is continuing; or (iii) been a Pension Benefit Plan with respect to which there exist conditions or events which have occurred that present a significant risk of termination of such Pension Benefit Plan by the PBGC.

           13.30.5 MULTI-EMPLOYER PLAN. No Covered Person or ERISA Affiliate has received notice that any Multi-employer Plan to which such Covered Person or ERISA Affiliate contributes is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multi-employer Plan to which such Covered Person or ERISA Affiliate contributes is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

     13.31 WELFARE BENEFIT PLANS. No Covered Person or ERISA Affiliate maintains a Welfare Benefit Plan that has a liability which, if enforced or collected, would have a Material Adverse Effect. Each Covered Person and ERISA Affiliate has complied in all material respects with the applicable requirements of Section 4980B of the Code pertaining to continuation coverage as mandated by COBRA.

     13.32 RETIREE BENEFITS. No Covered Person or ERISA Affiliate has an obligation to provide any Person with any medical, life insurance, or similar benefit following such Person's retirement or termination of employment (or to such Person's beneficiary subsequent to such Person's death) other than (i) such benefits provided to Persons at such Person's sole expense and (ii) obligations under COBRA.

     13.33 DISTRIBUTIONS. On and after the Execution Date, no Distribution has been declared, paid or made upon or in respect of any capital stock or other Securities of Borrower except as expressly permitted hereby.

     13.34 REAL ESTATE; LEASES. Exhibit 13.34 sets forth a correct and complete list of all real estate owned by Borrower, all leases and subleases of real or personal property by Borrower as lessee or sublessee, and all leases and subleases of real and personal property by Borrower as lessor, lessee, sublessor or sublessee. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists.

     13.35 STATE OF COLLATERAL AND OTHER PROPERTY. Each Covered Person has good and marketable or merchantable title to all real and personal property purported to be owned by it or reflected in the Initial Financial Statements, except for personal property sold in the ordinary course of business after the date of the Initial Financial Statements. There are no Security Interests on any of the property purported to be owned by any Covered Person, including the Collateral, except existing Permitted Liens. Each tangible item of Personal Property Collateral purported to be owned by a Covered Person is in good operating condition and repair and is suitable for the use to which it is customarily put by its owner. Without limiting the generality of the foregoing:

           13.35.1 ACCOUNTS. With respect to each Account scheduled, listed or referred to in reports submitted by Borrower to Lender pursuant to the Loan Documents, except as disclosed therein: (i) the Account arose from a bona fide transaction completed in accordance with the terms of any documents pertaining to such transaction; (ii) the Account is not evidenced by a judgment and there is no material dispute respecting it; (iii) the amount of the Account as shown on Borrower's books and records and all invoices and statements which may be delivered to Lender with respect thereto are actually and absolutely owing to Borrower and are not in any way contingent, other than returns of items for which a credit may be issued in the ordinary course of business; (iv) there are no set-offs, counterclaims or disputes existing or asserted with respect to the Account and Borrower has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by Borrower in the ordinary course of its business for prompt payment; (v) there are no facts, events or occurrences which in any way impair the validity or enforcement of the Account or tend to reduce the amount payable thereunder as shown on Borrower's books and records and all invoices and statements delivered to Lender with respect thereto, (provided, however, that with respect to items (ii) through (v), inclusive, a reserve of $50,000 in the aggregate shall be allowed); (vi) the Account is assignable; (vii) the Account arose in the ordinary course of Borrower's business; (viii) to the best of Borrower's knowledge, the Account Debtor with respect to the Account has the capacity to contract; (ix) the services furnished and/or goods sold giving rise to the Account are not subject to any Security Interest except the first priority, perfected Security Interest of Lender and except the Permitted Liens; (x) to the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against the Account Debtor with respect to the Account; and (xi) no payments have been or shall be made on the Account except payments promptly delivered to Lender or to other financial institutions approved by Lender pursuant to this Agreement.

           13.35.2 INVENTORY. With respect to Inventory scheduled, listed or referred to in any certificate, schedule, list or report given by Borrower except as disclosed therein: (i) such Inventory (except for Inventory in transit) is located at one or another of the premises listed on Exhibit 13.36; (ii) Borrower has good and merchantable title to such Inventory subject to no Security Interest whatsoever except for the first priority, perfected security interest granted to Lender in connection herewith and except for existing Permitted Liens; (iii) such Inventory is of good and merchantable quality, free from any materials defect; (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (v) the completion of manufacture and sale or other disposition of such Inventory by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Borrower is a party or to which the Inventory is subject.

           13.35.3 EQUIPMENT. With respect to the Borrower's equipment: (i) Borrower has good and marketable title thereto; (ii) none of such equipment is subject to any Security Interest except for the first priority security interest granted to Lender pursuant hereto and except for Permitted Liens; (iii) all such equipment is in good operating condition and repair, ordinary wear and tear alone excepted, and is suitable for the uses to which customarily put in the conduct of Borrower's business; and (iv) none of such equipment used in the conduct of Borrower's business is leased, other than leases of non-material items of office equipment.

           13.35.4 INTELLECTUAL PROPERTY. (i) Exhibit 10.13 sets forth a correct and complete list of all of Borrower's Intellectual Property, (ii)
     Borrower owns all right, title and interest in, under and to such Intellectual Property, subject to no licenses or any interest therein or other agreements relating thereto, except for the Intellectual Property Assignments; (iii) no Intellectual Property or grant of license by or to Borrower is subject to any pending or, to the best of Borrower's knowledge, threatened challenge; (iv) to the best of Borrower's knowledge, Borrower has not committed any patent, trademark, trade name, service mark or copyright infringement, and the present conduct of Borrower's business does not infringe any patents, trademarks, trade name rights, service marks, copyrights, publication rights, trade secrets or other proprietary rights of any Person; and (v) there are no claims or demands of any Person pertaining to, or any proceedings which are pending or, to the best of Borrower's knowledge, threatened, which challenge Borrower's rights in respect of any proprietary or confidential information or trade secrets used in the conduct of Borrower's business.

           13.35.5 DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. All documents, instruments and chattel paper describing, evidencing or constituting Collateral, and all signatures and endorsements thereon, are complete, valid, and genuine, and all goods evidenced by such documents, instruments and chattel paper are owned by Borrower free and clear of all Security Interests other than Permitted Liens.

     13.36 CHIEF PLACE OF BUSINESS; LOCATIONS OF COLLATERAL. As of the Execution Date, the chief executive office and the principal places of business of Borrower are located at the places listed and so identified on Exhibit
13.36. As of the Execution Date, the books and records of Borrower, and all of the Borrower's chattel paper and all records of Accounts, are located at the places listed and so identified on Exhibit 13.36. As of the Execution Date, all of the Collateral (except for Inventory which is in transit and Borrower's Real Property Collateral) is located at the places listed and so identified on
Exhibit 13.36. There is no office or place of business at which Borrower conducts business except those identified as its chief executive office, its places of business, and the places where its books and records pertaining to Accounts and chattel paper are kept as so identified on Exhibit 13.36.

     13.37 NEGATIVE PLEDGES. No Covered Person is a party to or bound by any Contract which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any of the Collateral.

     13.38 SECURITY DOCUMENTS.  To the best of Borrowers' knowledge:

           13.38.1 MORTGAGES. The Mortgages are effective to grant to Lender a legal, valid and enforceable mortgage lien on the Real Property Collateral. Upon proper recording and payment of recording fees and taxes, if any, Lender will have a fully perfected first priority lien on the Real Property Collateral subject only to Permitted Liens affecting the Real Property Collateral.

           13.38.2 SECURITY AGREEMENTS. The Security Agreements are effective to grant to Lender an enforceable security interest in all rights, title and interest of Borrower in the Personal Property Collateral. Upon appropriate filing (as to all Personal Property Collateral in which a security interest may be perfected under the applicable state's UCC by filing a financing statement) or Lender's taking possession (as to items of the Personal Property Collateral of which a secured party must take possession in order to perfect a security interest under the applicable state's UCC), Lender will have a fully perfected first priority security interest in the Personal Property Collateral described in the Security Agreements, subject only to Permitted Liens affecting the Personal Property Collateral.

           13.38.3 INTELLECTUAL PROPERTY ASSIGNMENTS. The Intellectual Property Assignments are effective to assign to Lender all of Borrower's rights, title and interest in and to the Intellectual Property, subject only to Permitted Liens affecting the Intellectual Property.

           13.38.4 STOCK PLEDGE. The Stock Pledge Agreements are effective to grant to Lender a security interest in and lien on all rights and interest in the stock and other Securities described therein.

           13.38.5 GOVERNMENT CONTRACT ASSIGNMENTS. Each Contract Assignment, if any, is effective to transfer to Lender ownership of all money due or to become due under the Government Contract to which such Government Contract Assignment applies. Upon proper filing of the notices of assignment and assignment with respect to each Contract Assignment, each such Contract Assignment will be effective to cause the United States to pay directly to Lender all money due or to become due under the Government Contract to which such Government Contract Assignment applies.


           13.38.6 ACCOUNT ASSIGNMENT. The Account Assignment is effective to grant to Lender an enforceable Security Interest in all rights, title and interest of Borrower in the Cash Collateral Account.

     13.39 S CORPORATION. There is no election in effect under Section 1362(a) of the Code for Borrower to be treated as an "S Corporation" as defined in
Section 1361(a) of the Code.

     13.40 SUBSIDIARIES AND AFFILIATES. Exhibit 13.40 is a correct and complete list of the name and relationship to Borrower of each and all of Borrower's Affiliates and Subsidiaries.

     13.41 BANK ACCOUNTS AND LOCKBOXES. Borrower has no lockbox other than the lockboxes allowed or required hereunder. Exhibit 13.41 contains a complete and accurate list of all bank accounts maintained by Borrower with any bank or other financial institution.

     13.42 MARGIN STOCK. Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" "margin stock" (within the meaning of Regulation U), and no part of the proceeds of any Advance will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U or Regulation G. None of the transactions contemplated by the Acquisition Agreement will violate Regulations G, T, U or X of the FRB.

     13.43 SECURITIES MATTERS. No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended.

     13.44 INVESTMENT COMPANY ACT, ETC. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or a company "controlled" (within the meaning of such Investment Company Act) by such an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

     13.45 NO MATERIAL MISSTATEMENTS OR OMISSIONS. Neither the Loan Documents, any of the Financial Statements nor any statement, list, certificate or other information furnished or to be furnished by Borrower to Lender in connection with the Loan Documents or any of the transactions contemplated thereby contains, to the best of Covered Persons' knowledge, any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not misleading. Borrower has disclosed to Lender everything regarding the business, operations, property, financial condition, or business prospects or itself and every Covered Person that would have a Material Adverse Effect on Borrower or any Covered Person.

     13.46 FILINGS. All registration statements, reports, proxy statements and other documents, if any, required to be filed by Borrower with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, have been filed, and such filings are complete and accurate and contain no untrue statements of material fact or omit to state any material facts required to be stated therein or necessary in order to make the statements therein not misleading.

     13.47 BROKER'S FEES. No broker or finder is entitled to compensation for services rendered with respect to the transactions described in this Agreement.

     13.48 DISCLOSURE. Neither this Agreement nor any document or statement furnished to Lender by or on behalf of Borrower hereunder contains, to the best of Borrowers' knowledge, any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.

14   SURVIVAL OF REPRESENTATIONS.  All representations and warranties in
Section #13, and all representations and warranties in any certificate delivered by Borrower pursuant hereto, shall survive execution of each of the Loan Documents and the making of every Advance, and may be relied upon by Lender as being true and correct until all of the Loan Obligations are fully and irrevocably paid.

15   AFFIRMATIVE COVENANTS.

     Borrower covenants and agrees that, so long as the Revolving Commitment remains in effect or any of the Loan Obligations are owing to Lender by Borrower, Borrower shall do, or cause to be done, the following:

     15.1 USE OF PROCEEDS. Subject to the terms and conditions hereof, the proceeds of the Term Advance and the initial Revolving Advance shall be used solely to extinguish the existing Indebtedness of Borrower to United Missouri Bank of St. Louis, National Association and payment of costs and expenses related to the Acquisition. Subsequent Revolving Advances shall be used solely for general corporate purposes, including but not limited to the 1996 Earth City Facility expansion, expenditures permitted hereunder and as the source for payment of Borrower's reimbursement obligations with respect to standby letters of credit issued by Lender for the account of Borrower.

     15.2 CORPORATE EXISTENCE. Each Covered Person shall maintain its existence in good standing and its right to transact business in those states in which it is now or hereafter doing business; provided, however, that a Covered shall not be prohibited from merging with and into another Covered Person. Each Covered Person shall obtain and maintain all Material Licenses for such Covered Person.

     15.3 MAINTENANCE OF PROPERTY AND LEASES. Each Covered Person shall maintain in good condition and working order, and repair and replace as required, all buildings, equipment, machinery, fixtures and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person.
Each Covered Person shall maintain in good standing and free of defaults all of its leases of buildings, equipment, machinery, fixtures and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person. Borrower shall not permit any of its equipment or other property to become a fixture to real property or an accession to other personal property unless Lender has a valid, perfected and first priority Security Interest in such real or personal property. Borrower will not, without Lender's prior written consent, alter or remove any identifying symbol or number on its equipment.

     15.4 INVENTORY. Borrower shall keep its Inventory in good and merchantable condition at its own expense and shall hold such Inventory for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of Borrower's business, on terms for such Inventory which do not include for sales greater than 0.75% in the aggregate of Borrower's year to date sales, bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar repurchase or return terms. All such Inventory shall be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

     15.5 INSURANCE. Each Covered Person shall maintain insurance as required the Insurance Specification which is attached to and made part of Exhibit
12.1.1. Lender is authorized, but not obligated, as the attorney-in-fact for Borrower, (i) prior to the occurrence of an Event of Default (with Borrower's consent, which shall not be unreasonably withheld), and upon the occurrence of an Event of Default, without Borrower's consent, to adjust and compromise proceeds payable under such policies of insurance, (ii) to collect, receive and give receipts for such proceeds in the name of Borrower and Lender, and (iii) to endorse Borrower's name upon any instrument in payment thereof. Such power granted to Lender shall be deemed coupled with an interest and shall be irrevocable. Borrower shall upon request of Lender at any time furnish to Lender evidence reasonably satisfactory to Lender that such insurance exists and that all premiums due therefor have been paid.


     15.6 PAYMENT OF TAXES AND OTHER OBLIGATIONS. Each Covered Person shall promptly pay and discharge or cause to be paid and discharged, as and when due, any and all income taxes, federal or otherwise, lawfully assessed and imposed upon it, and any and all lawful taxes, rates, levies, and assessments whatsoever upon its properties and every part thereof, or upon the income or profits therefrom and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies, storage or other items or services which if unpaid might be or become a Security Interest or charge upon any of its property; provided, however, that nothing herein contained shall be construed as prohibiting a Covered Person from diligently contesting in good faith by appropriate proceedings the validity of any such taxes, rates, levies, or assessments, provided such Covered Person has established adequate reserves therefor in conformity with GAAP on the books of such Covered Person, and no Security Interest, other than a Permitted Lien, results from such non-payment.

     15.7 COMPLIANCE WITH LAWS. Each Covered Person shall comply with all Material Laws. Without limiting the generality of the foregoing:

           15.7.1 ENVIRONMENTAL LAWS. Each Covered Person shall comply and shall use commercially reasonable efforts to ensure compliance by all tenants, subtenants and other occupants, if any, with all Environmental Laws.

           15.7.2 PENSION BENEFIT PLANS. Each Covered Person and each Erisa Affiliate shall comply with all reporting and disclosure requirements and all provisions of the Code and ERISA applicable to any Pension Benefit Plan maintained by such Covered Person or ERISA Affiliate.

           15.7.3 EMPLOYMENT LAWS. Each Covered Person shall comply with all requirements of all Employment Laws applicable to such Covered Person.

           15.7.4 FDA LAWS. Each Covered Person shall comply with all requirements of all FDA Laws applicable to such Covered Person.


     15.8  DISCOVERY AND CLEAN-UP OF HAZARDOUS WASTE.

           15.8.1 IN GENERAL. Upon any Covered Person receiving notice of any violation of Environmental Laws or any similar notice described in
     Section 15.10.2, or upon any Covered Person otherwise discovering Hazardous Waste on any property which is in violation of, or which would result in liability under, any Environmental Law, Borrower shall: (i) promptly take such acts as may be required to prevent danger or harm to the property or any person therein as a result of such Hazardous Waste;
     (ii) at the request of Lender, and at Borrower's sole cost and expense, obtain and deliver to Lender promptly, but in no event later than 90 days after such request, a then currently dated environmental assessment of the property certified to Lender and any future holder of the Loan Obligations, a proposed plan for responding to any environmental problems described in such assessment, and an estimate of the costs thereof; and
     (iii) take all necessary steps to initiate and expeditiously complete all removal, remedial, response, corrective and other action to eliminate any such environmental problems, and keep Lender informed of such actions and the results thereof. Nothing in this Section 15.8.1 shall be construed to prevent Covered Person from diligently and in good faith, contesting, challenging or settling any claim or allegation that an Environmental Law has been violated. Covered Person shall not be obligated to take action under subpart (iii) of this Section 15.8.1 until any such claim or allegation has been resolved or a final, nonappealable order of the applicable Governmental Authority has has been entered against a covered person.


           15.8.2 ASBESTOS CLEAN-UP. In the event that the property of any Covered Person contains asbestos or asbestos-containing materials ("ACM"), Borrower shall develop and implement, as soon as reasonably possible, an Operations and Maintenance Program (as contemplated by EPA guidance document entitled "Managing Asbestos in Place; A Building Owner's Guide to Operations and Maintenance Programs for Asbestos-Containing Materials") for managing in place the ACM, and deliver a true, correct and complete copy of such Operations and Maintenance Program to Lender. In the event that the asbestos survey done in connection with developing the Operations and Maintenance Program reveals ACM which, due to its condition, location or planned building renovation, is recommended to be encapsulated or removed, Borrower shall promptly cause the same to be encapsulated or removed and disposed of offsite, in either case by a licensed and experienced asbestos contractor, all in accordance with applicable state, federal and local Laws. Upon completion of any such encapsulation or removal, Borrower shall deliver to Lender a certificate in such form as then customarily available signed by the consultant overseeing the activity certifying to Lender that the work has been completed in compliance with all applicable Laws regarding notification, encapsulation, removal and disposal and that no airborne fibers beyond permissible exposure limits remain on site. All costs of such inspection, testing and remedial actions shall be paid by Borrower.

     15.9 PENSION BENEFIT PLANS. Each Covered Person (1) shall notify Lender promptly of the establishment of any Pension Benefit Plan by such Covered Person, or by any ERISA

Affiliate, which is subject to the requirements of ERISA; (2) shall maintain each such Pension Benefit Plan without terminating or amending the same if such termination or amendment would result in any liability to such Covered Person or ERISA Affiliate under Title IV of ERISA or any increase in current liability for the plan year that such Covered Person or ERISA Affiliate is required to provide security to such Pension Benefit Plan under Section 401(a)(29) of the Code; (3) shall at all times make prompt payments or contributions to meet the minimum funding standards set forth in ERISA and the Code with respect to any Pension Benefit Plan maintained by such Covered Person or ERISA Affiliate to which such standards are applicable; (4) shall promptly after the filing thereof furnish to Lender a copy of any report required to be filed pursuant to
Section 103 of ERISA in connection with each such Pension Benefit Plan for each Pension Benefit Plan year; (5) promptly after the receipt thereof, shall furnish to Lender a copy of any reports and notices which it or an ERISA Affiliate receives from PBGC (that are not general mailings to all Pension Benefit Plan sponsors); (6) shall notify Lender within thirty days of any Reportable Event as that term is defined in Section 4043 of ERISA or any circumstances arising in connection with any Pension Benefit Plan maintained by such Covered Person or ERISA Affiliate which might constitute grounds for the termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Benefit Plan; and (7) promptly furnish such additional information concerning any such Pension Benefit Plan as Lender may from time to time request.

     15.10 NOTICE OF MATERIAL EVENTS. Borrower shall, promptly upon any Responsible Officer of Borrower obtaining knowledge or notice thereof, give notice to Lender of any (i) breach of any of the covenants in Section 15 or 16;
(ii) Default or Event of Default; (iii) the commencement of any Material Proceeding; and (iv) any loss of or damage to any assets of a Covered Person or institution of any proceeding for the condemnation or other taking of any of the assets of a Covered Person, to the extent that such loss, damage or proceeding is likely to give rise to Insurance/Condemnation Proceeds in excess of $100,000 or to result in a Material Adverse Effect. In addition,

           15.10.1 Borrower shall furnish to Lender from time to time all information which Lender reasonably requests with respect to the status of any Material Proceeding.

           15.10.2 Borrower shall within thirty (30) days inform Lender of its receipt of, and deliver to Lender a copy of, any material (a) notice that any violation of any FDA Law, Environmental Law or Employment Law may have been committed or is about to be committed by any Covered Person, (b) notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Covered Person alleging violations of any FDA Law, Environmental Law or Employment Law or requiring such Covered Person to take any action in connection with the release of any Hazardous Waste into the environment, (c) notice from a federal, state, or local governmental agency or private party alleging that a Covered Person may be liable or responsible for costs associated with a response to or cleanup of a release of Hazardous Waste into the environment or any damages caused thereby, (d) notice that a Covered Person is subject to federal, state or local investigation regarding the improper transportation, storage, disposal, generation or release into the environment of any Hazardous Waste, or (e) notice that any properties or assets of a Covered

     Person are subject to a Security Interest in favor of any Governmental Authority for any liability under any Environmental Law or damages arising from or costs incurred by such governmental entity in response to a release of Hazardous Waste into the environment.

           15.10.3 Borrower shall within 30 days after they occur deliver to Lender notice of the following events: (i) the failure of any Covered Person or ERISA Affiliate to make any required installment or any other required payment to any Pension Benefit Plan in sufficient amount to comply with ERISA and the Code on or before the due date for such installment or payment; (ii) the occurrence of any Reportable Event, "prohibited transaction" or "accumulated funding deficiency" (as those terms are defined in ERISA) with respect to any Pension Benefit Plan maintained or contributed to by a Covered Person or ERISA Affiliate; (iii) receipt by a Covered Person or ERISA Affiliate of any notice from a Multi-employer Plan regarding the imposition of withdrawal liability; and
     (iv) receipt by a Covered Person or ERISA Affiliate of any notice of the institution, or a Covered Person's expectancy of the institution, of any proceeding or receipt by such Covered Person or ERISA Affiliate of any notice of the taking, or such Covered Person's expectancy of the taking, of any other action which may result in the termination of any Pension Benefit Plan maintained or contributed to by such Covered Person or ERISA Affiliate, or the withdrawal or partial withdrawal by a Covered Person or ERISA Affiliate from any Pension Benefit Plan, and the filing or receipt by a Covered Person or ERISA Affiliate of any such notice and filing or receipt of all subsequent reports or notices under ERISA with or from the Internal Revenue Service, the PBGC, or the DOL relating to the same; and, in addition to such notice, deliver to Lender a certificate of the President or Chief Financial Officer of Borrower, setting forth details as to such events and the action that the affected Covered Person or ERISA
     Affiliate proposes to take with respect thereto.   For purposes of this
     Section, Borrower and any ERISA Affiliate shall be deemed to know all facts known by the Administrator of any Plan of which Borrower or any ERISA Affiliate is the plan sponsor.

           15.10.4 Borrower shall, within ten days after it occurs, deliver to Lender notice of any default or event of default, or the occurrence of any event which would with the passage of time, giving of notice or otherwise, constitute a default or event of default with respect to any of the Permitted Indebtedness.

           15.10.5 Borrower shall, immediately after becoming aware thereof, deliver notice to Lender of the assertion by the holder of any capital stock of Borrower or any Indebtedness in the outstanding principal amount in excess of $250,000 that a default exists with respect thereto or that Borrower is not in compliance iwth the terms thereof, or that Borrower is not in compliance with the terms thereof, or of the threat or commencement by such holder of any enforcement action because of such asserted default or noncompliance.

           15.10.6 Borrower shall, immediately after becoming aware thereof, deliver notice to Lender of any pending or threatened strike, work stoppage, material unfair labor practice claim or other material labor dispute affecting Borrower.

           15.10.7 Borrower shall deliver notice to Lender of any change in Borrower's name, state of incorporation, form of organization, trade names or styles under which

     Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, at least 30 days prior to such change.


           15.10.8 Borrower shall, immediately after becoming aware thereof, deliver notice to Lender of any material adverse change in Borrower's property, business, operations or condition (financial or otherwise).


           15.10.9 Borrower shall, immediately after becoming aware thereof, deliver notice to Lender of any violation of any Law applicable to Borrower or its properties which may have a Material Adverse Effect.

     15.11 BORROWING OFFICER. Borrower shall keep on file with Lender at all times an appropriate instrument naming each Borrowing Officer.

     15.12 MAINTENANCE OF LIENS OF SECURITY DOCUMENTS.

           15.12.1 PRESERVATION AND PERFECTION OF LIENS. Borrower shall promptly, upon the reasonable request of Lender and at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter file or record in the appropriate governmental office, any document or instrument supplementing or confirming the Security Documents or otherwise deemed necessary by Lender to create, preserve or perfect any Security Interest purported to be created by the Security Documents or to fully consummate the transactions contemplated by the Loan Documents. The foregoing actions by Borrower shall include, without limitation, (a) filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to Lender; (b) delivering to Lender the original certificates of title for motor vehicles with Lender's security interest properly endorsed thereon; (c) delivering to Lender the originals of all instruments, documents and chattel paper, and all other Collateral of which Lender determines it should have physical possession in order to perfect and protect Lender's security interest therein, duly endorsed or assigned to Lender without restriction; (d) delivering to Lender warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (e) transferring Inventory to warehouses designated by Lender; (f) placing notations on Borrower's books of account to disclose Lender's security interest; and (g) delivering to Lender all letters of credit on which Borrower is named beneficiary.

           15.12.2 COLLATERAL HELD BY WAREHOUSEMAN, BAILEE, ETC. If any Collateral valued in excess of $100,000 is at any time in the possession or control of a warehouseman, bailee or any of Borrower's agents or processors, then Borrower shall notify Lender thereof and shall notify such Person of Lender's security interest in such Collateral and, upon Lender's request, instruct such Person to hold all such Collateral for Lender's account subject to Lender's instructions. If at any time any Collateral is located on any premises that are not owned by Borrower, then Borrower shall obtain written waivers, in form and substance reasonably satisfactory to Lender, of all present and future Security Interests to which the owner or lessor or any mortgagee of such premises may be entitled to assert against the Collateral.

           15.12.3 COMPLIANCE WITH TERMS OF SECURITY DOCUMENTS. Borrower shall comply with all of the terms, conditions and covenants in the Security Documents to which Borrower is a party.

     15.13 ACCOUNTING SYSTEM. Each Covered Person shall maintain a system of accounting established and administered in accordance with GAAP. Without limiting the generality of the foregoing:

           15.13.1 ACCOUNT RECORDS. Each Covered Person shall maintain a record of Accounts at its principal place of business that itemize each Account of such Covered Person and describe the names and addresses of the Account Debtors on such Accounts, relevant invoice numbers, shipping dates and due dates, collection histories, and agings of such Accounts.

           15.13.2 INVENTORY RECORDS. Each Covered Person shall maintain a perpetual inventory at its principal place of business that records, by type, quality and quantity, its cost therefor, withdrawals therefrom and additions thereto, and listing any returns, rejections, repossessions, stoppages in transit, losses, damages or destruction of or to such Inventory.

     15.14 FINANCIAL STATEMENTS.  Borrower shall deliver to Lender:

           15.14.1 ANNUAL FINANCIAL STATEMENTS. Within 120 days after the close of each Fiscal Year, year-end consolidated and consolidating Financial Statements of Borrower and its Subsidiaries, containing an audit report without qualification by Arthur Andersen LLP or another independent certified public accounting firm selected by Borrower and reasonably satisfactory to Lender, and accompanied by (a) a Compliance Certificate of the Chief Financial Officer of Borrower, and (b) a certificate of the independent certified public accountants that examined such Financial Statements to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate.

           15.14.2 MONTHLY FINANCIAL STATEMENTS. Within 30 days after the end of each month, unaudited consolidated Financial Statements of Borrower for each of the months not covered by the latest year-end Financial Statements.

           15.14.3 QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the end of each fiscal quarter of Borrower, unaudited consolidated and consolidating Financial Statements of Borrower and its Subsidiaries for the quarters not covered by the latest year-end Financial Statements, in each case accompanied by a Compliance Certificate of the Chief Financial Officer of Borrower.

           15.14.4 ANNUAL PROJECTIONS. Not more than 90 days and not less than 30 days prior to the beginning of each Fiscal Year, projected statements of income and expense, and statements of cash flow for Borrower as at the end of and for each quarter of such Fiscal Year and the next succeeding Fiscal Year.

           15.14.5 CAPITAL EXPENDITURES REPORT. Within 45 days after the end of each fiscal quarter, a report of the Capital Expenditures of Borrower for such quarter and a statement of cash flow for Borrower for the period from the beginning of the then current Fiscal Year to the end of such quarter, prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 15.14.1.

Each Compliance Certificate shall be in the form of Exhibit 15.14, shall contain detailed calculations of the financial measurements referred to in Section 17 for the relevant periods, and shall contain statements by the signing officer to the effect that, except as explained in reasonable detail in such Compliance Certificate, (i) the attached Financial Statements are complete and correct in all material respects (subject, in the case of Financial Statements other than annual, to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the periods covered thereby and with prior periods (except as disclosed therein), (ii) all of the representations and warranties of Borrower contained in this Agreement and other Loan Documents are true and correct as of the date such certification is given as if made on such date, and (iii) there exists no Default which is continuing that has not been waived in writing by Lender and no Event of Default has occurred that has not been waived in writing by Lender. If any Compliance Certificate delivered to Lender discloses that a representation or warranty is not true and correct, or that a Default or Event of Default has occurred that has not been waived in writing by Lender, such Compliance Certificate shall set forth what action Borrower has taken or proposes to take with respect thereto.

     15.15 OTHER FINANCIAL INFORMATION. Borrower shall deliver to Lender:

           15.15.1 AGINGS REPORT. Within fifteen days after the end of each Fiscal Year, a report of the aging of all Accounts of Borrower in such reasonable detail as Lender may require.

           15.15.2 OTHER REPORTS OR INFORMATION CONCERNING ACCOUNTS. Such other reports or information as Lender may reasonably request from time to time, in a form and with such specificity as is reasonably satisfactory to Lender, concerning Accounts reflected in the Periodic Reports, Periodic Summaries or any other documents provided to Lender. Such copies shall include, if specifically requested by Lender, copies of all invoices prepared in connection with such Accounts.

           15.15.3 STOCKHOLDER AND SEC REPORTS. Promptly after their preparation, copies of any and all (i) proxy statements, financial statements and reports which Borrower makes available to its stockholders, and (ii) reports, registration statements and prospectuses, if any, filed by Borrower with any securities exchange or the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions.

           15.15.4 PENSION BENEFIT PLAN REPORTS. Promptly after filing with the PBGC, DOL or IRS, a copy of each annual report or other filing or notice filed with respect to each Pension Benefit Plan of any Covered Person or any ERISA Affiliate.

           15.15.5 FEDERAL TAX RETURNS. Promptly after filing with the IRS, a copy of each income tax return filed by Borrower.

     15.16 ANNUAL REVIEW OF ACCOUNTS. Borrower shall conduct an annual review of its Accounts, bad debt reserves and collection histories of Account Debtors and promptly following such review provide Lender with a report of such review in a form and with such specificity as may be reasonably satisfactory to Lender.

     15.17 INVENTORY AUDITS. Borrower shall annually conduct an audit of its Inventory based on its interim cycle counts and promptly following the completion of such audit provide Lender with a report thereof in a form and with such specificity as may be reasonably satisfactory to Lender, including the value of such Inventory (on a consistent basis and valued at the lower of cost or market value).

     15.18 OTHER INFORMATION. Upon the written request of Lender, Borrower shall promptly deliver to Lender such other information about the business, operations, revenues, financial condition, property, or business prospects of Borrower as Lender may, from time to time, reasonably request.

     15.19 AUDITS BY LENDER.   Lender or Persons authorized by and acting on
behalf of Lender may at any time during normal business hours audit the books and records of each Covered Person from time to time upon reasonable notice to such Covered Person, and in the course thereof may make copies or abstracts of such books and records and discuss the affairs, finances and books and records of such Covered Person with its accountants and officers. Each Covered Person shall cooperate with Lender and such Persons in the conduct of such audits and shall deliver to Lender any instrument necessary for Lender to obtain records from any service bureau maintaining records for such Covered Person. If a Default or an Event of Default has occurred and is continuing, Borrower shall reimburse Lender for all costs and expenses incurred by it in conducting such audit.

     15.20 VERIFICATION OF ACCOUNTS. Lender shall (with the consent of Borrower which consent shall not be unreasonably withheld) have the right at any time, after first giving either oral or written notice to Borrower, to verify the validity and amount of any Account and any other matter relating to an Account, by communicating in writing or orally directly with the Account Debtor or any Person who represents or Lender believes represents the Account Debtor. Notwithstanding the foregoing, if a Default is continuing or an Event of Default has occurred and is continuing, no consent of Borrower shall be required.

     15.21 APPRAISALS OF COLLATERAL. Whenever a Default or Event of Default exists, Borrower shall at its expense and upon Lender's request, provide Lender with appraisals or updates thereof of any or all of the Collateral from an appraiser acceptable to Lender, and prepared on a basis satisfactory to Lender.

     15.22 ACCESS TO OFFICERS AND AUDITORS. Each Covered Person shall permit Persons authorized by Lender to discuss the affairs, finances and accounts of such Covered Person with its officers as often as Lender may reasonably request, and such Covered Person shall direct such officers to cooperate with Lender and make full disclosure to Lender of those matters that they may deem relevant to the continuing ability of Borrower timely to pay and perform the Loan Obligations. Upon an Event of Default, each Covered Person shall permit Persons authorized by Lender to discuss the affairs, finances and accounts of such Covered Person with its officers and independent auditors as often as Lender may reasonably request, and such Covered Person shall direct such officers and independent auditors (at Borrower's cost) to cooperate with Lender and make full disclosure to Lender of those matters that they may deem relevant to the continuing ability of Borrower timely to pay and perform the Loan Obligations.

     15.23 PROFORMAS FOR PERMITTED ACQUISITIONS. Borrower shall, prior to making any Permitted Acquisition, prepare and furnish to Lender proforma financial statements for the Person to be acquired, or the Surviving Person if the acquisition is to be by merger, demonstrating to the satisfaction of Lender that none of the covenants in Section 17 will be violated as a consequence of such acquisition or with the passage of time thereafter. Such proforma financial statements shall contain forecasted balance sheets, income statements, statements of cash flows and such other reports and disclosures, and shall cover such forecast periods, as the Lender may in its sole discretion require.

     15.24 RATE PROTECTION AGREEMENTS. On or prior to the expiration or termination of the Rate Agreement, if any, in effect on the date hereof, Borrower shall secure a replacement Rate Agreement with a counterparty whose rating with Standard & Poor's Corporation or Moody's Investors Service, Inc. is equal to or better than the counterparty in the initial agreement, with terms substantially identical to those contained in the Rate Agreement in effect on the date hereof with respect to a notional principal amount equal to or greater than the amount of the Revolving Commitment, extending through the Ultimate Term Maturity Date. Borrower shall take all actions necessary to provide that the replacement Rate Agreement will be pledged as security for the Loans in the same manner as the Rate Agreement in effect on the date hereof.

     15.25 ACQUISITION AGREEMENT. Borrower shall fully perform all of its obligations under the Acquisition Agreement, and shall enforce all of its rights and remedies thereunder as it deems appropriate in its reasonable business judgment; provided, however, that Borrower shall not take any action or fail to take any action which would result in a waiver or other loss of any material right or remedy of Borrower thereunder. Without limiting the generality of the foregoing, Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have any adverse effect upon, the full enforcement of all indemnification rights under the Acquisition Agreement. Borrower shall not, without Lender's prior written consent (which shall not be withheld unreasonably), modify, amend, supplement, compromise, satisfy, release or discharge the Acquisition Agreement, any collateral securing the same, any Person liable directly or indirectly with respect thereto, or any agreement relating to the Acquisition Agreement or the collateral therefor. Borrower shall notify Lender in writing promptly after Borrower becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under the Acquisition Agreement, and shall diligently pursue such right and report to Lender on all further developments with respect thereto. Borrower shall remit directly to Lender, for application to the Revolving Loan in such order as Lender determines, all amounts received by Borrower as indemnification or otherwise pursuant to the Acquisition Agreement. If Borrower fails after Lender's demand to pursue diligently any right under the Acquisition Agreement, or if an Event of Default exists, then Lender may directly enforce such right in its own or Borrower's name and may enter into such settlements or other agreements with respect thereto as Lender determines. Notwithstanding the foregoing, Borrower shall at all times remain liable to observe and perform all of its duties and obligations under the Acquisition Agreement, and Lender's exercise of any of its rights with respect to the Collateral shall not release Borrower from any of such duties or obligations. Lender shall not be obligated to perform or fulfill any of Borrower's duties or obligations under the Acquisition Agreement or to make any payment thereunder, or to make any inquiry as to the sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or payment of any amounts, or any delivery of any property.

     15.26 EARTH CITY FACILITY. Borrower shall complete construction of the expansion of the Earth City Facility in accordance with the plans, specifications, budget, construction schedule and Contracts relating thereto. Such expansion of the Earth City Facility shall be substantially complete (subject to minor punch-list items) no later than October 31, 1996. The Earth City Facility shall be constructed within the boundaries of Real Property Collateral in accordance with all Laws, free of all claims or Encumbrances for labor or material.

     15.27 FURTHER ASSURANCES. Borrower shall execute and deliver, or cause to be executed and delivered, to Lender such documents and agreements, and shall take or cause to be taken such actions, as Lender may from time to time request to carry out the terms and conditions of this Agreement and the other Loan Documents.

     15.28 DATE-DOWN ENDORSEMENT. Following completion of the construction arising out of the expansion of the Earth City Facility, Borrower shall provide Lender with an endorsement to Lender's Policy of Title Insurance issued by such title company on the Earth City Facility which insures the priority of Lender's Security Interest against all mechanics liens arising out of the expansion of the Earth City Facility.

16   NEGATIVE COVENANTS.

     Borrower covenants and agrees that, while any of the Commitments remain in effect or any of the Loan Obligations are owing to Lender by Borrower, Borrower shall not, directly or indirectly, do any of the following, or permit any Covered Person to do any of the following, without the prior written permission of Lender:

     16.1 INVESTMENTS. Make any Investments in any other Person except the following ("Permitted Investments"):

           16.1.1 Investments in (i) interest-bearing United States government obligations; (ii) certificates of deposit issued by Lender; (iii) prime commercial paper rated A1 by Standard and Poor's Corporation or Prime P1 by Moody's Investor Service, Inc.; or (iv) agreements with Lender involving the sale and guarantied repurchase of United States government securities.

           16.1.2 Accounts arising in the ordinary course of business and payable in accordance with Borrower's customary trade terms.

           16.1.3  Investments existing on the Execution Date and disclosed in
     Exhibit 13.

           16.1.4 Notes or securities received by Borrower in settlement of Indebtedness of other Persons to Borrower that was incurred in the ordinary course of Borrower's business.

           16.1.5 Notes, not exceeding $150,000 in the aggregate, received by Borrower in partial payment of Indebtedness to Borrower resulting from the sale of assets.

           16.1.6 Investments in the securities of Borrowers' competitors and suppliers; provided that such Investment shall not exceed 100 shares in each such competitor or supplier.

           16.1.7 Investments in a european joint venture to be created to manufacture and distribute Borrowers' products; provided that such Investment shall not exceed $400,000.

     16.2 INDEBTEDNESS. Create, incur, assume or allow to exist any Indebtedness of any kind or description, except the following (the "Permitted Indebtedness"):

           16.2.1 Indebtedness to trade creditors in the ordinary course of business, to the extent that it is not overdue past the original due date by more than 90 days or being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

           16.2.2  The Loan Obligations.

           16.2.3  Indebtedness secured by Permitted Liens.

           16.2.4 Indebtedness arising out of leases of office equipment or furniture in the ordinary course of business.

           16.2.5 Indebtedness arising out of leases of equipment and machinery in the ordinary course of business, subject to the provisions of Section 17.1.

     16.3 PREPAYMENTS. Voluntarily prepay any Indebtedness other than (a) the Loan Obligations in accordance with their terms, and (b) trade payables in the ordinary course of business.

     16.4 INDIRECT OBLIGATIONS. Create, incur, assume or allow to exist any Indirect Obligations except Indirect Obligations existing on the Execution Date and disclosed on Exhibit 13.

     16.5 LIENS. Create, incur, assume or allow to exist any Security Interest upon all or any part of its property, real or personal, now owned or hereafter acquired, except the following (the "Permitted Liens"):

           16.5.1 Security Interests for taxes, assessments or governmental charges not delinquent or being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

           16.5.2 Security Interests arising out of deposits in connection with workmen's compensation, unemployment insurance, old age pensions, or other social security or retirement benefits legislation.

           16.5.3 Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business.

           16.5.4 Security Interests imposed by any Law, such as mechanics', workmen's, materialmen's, landlords', carriers', or other like Security Interests arising in the ordinary course of business which secure payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on Borrower's books.

           16.5.5 Purchase money liens securing payment of the purchase price of capital assets acquired by Borrower after the Execution Date in an aggregate amount not to exceed $250,000 at any one time.

           16.5.6 Security Interests existing on the Execution Date and disclosed on Exhibit 13.

     16.6 ACQUISITIONS. Acquire stock or other equity interest in a Person, or acquire any asset of a Person except asset acquisitions by Borrower in the ordinary course of its business that are not otherwise prohibited herein and Permitted Investments.

     16.7 BAILMENTS; CONSIGNMENTS; WAREHOUSING. Store any Inventory valued in excess of $100,000 with a bailee, warehouseman, consignee or pursuant to an express or implied agreement establishing a bailment or consignment of Inventory or similar arrangement, unless Lender has received a written acknowledgment reasonably satisfactory to Lender from the third party involved which acknowledges the prior perfected lien and security interest of Lender in such Inventory.

     16.8 DISPOSAL OF PROPERTY. Sell, transfer, exchange, lease or otherwise dispose of its assets, except (i) sales of Inventory in the ordinary course of business and (ii) sales of capital assets approved by Lender (including but not limited to Dental's Maryland Heights Facility and Lorvic's St. Louis Facility if the net proceeds thereof are used for prepayment of the Term Loan as required by Section 5.3.2.2. Notwithstanding the foregoing, Borrower may sell, transfer or otherwise dispose of obsolete or unusable equipment having an orderly liquidation value no greater than $50,000 individually, and $200,000 in the aggregate in any Fiscal Quarter provided that (a) if such sale, transfer or disposition is effected without replacement of such equipment, or if such equipment is replaced by equipment leased by Borrower or by equipment purchased by Borrower subject to a Security Interest, then Borrower shall deliver all of the cash proceeds of any such sale, transfer or other disposition to Lender, which proceeds shall be applied as a prepayment of the Term Loan as required by
Section 5.3.2.2 or (b) if such sale, transfer or other disposition is made in connection with the purchase by Borrower of replacement equipment (other than equipment subject to a Security Interest), then Borrower shall use the proceeds of any such sale, transfer or other disposition to finance the purchase by Borrower of such replacement equipment and shall deliver to Lender written evidence of the use of the proceeds for such purchase. All replacement equipment purchased by Borrower shall be free and clear of all Security Interests and Encumbrances, except for Permitted Liens.

     16.9 DISTRIBUTIONS; CAPITAL CHANGE. Directly or indirectly declare or make, or incur any liability to make, any Distribution, including any cash dividend or acquisition or redemption of any outstanding stock or retirement or prepayment of any Securities before their regularly scheduled maturity dates, make any loans or advances to shareholders of Borrower or make any change in its capital structure which could have a Material Adverse Effect; provided, however, that, absent a Default that is continuing or the occurrence of an Event of Default, Borrower may repurchase shares of capital stock in Borrower held by employees of Borrower, excluding George E. Richmond and Richard G. Richmond (except pursuant to that certain Stock Plan dated September 16, 1992 with respect to the repurchase of Securities held by Richard G. Richmond by Borrower for the limited purpose set forth therein), provided that such repurchases shall not exceed $500,000 per Fiscal Year in the aggregate (except pursuant to that certain Employment and Noncompetition Agreement between Denticator and Jose L. Mendoza, dated as of July 22, 1996).

     16.10 CHANGE OF CONTROL. Merge or consolidate with or into another Person, or permit any Person or Group to become the record or beneficial owner, directly or indirectly, of securities representing thirty percent (30%) or more of the voting power of Borrower's then outstanding securities having the power to vote, or acquiring the power to elect a majority of the Board of Directors of Borrower; provided, however that George E. Richmond may transfer all or some of his respective shares in Borrower by gift or testamentary transfer to any member of his immediate family, to a trust for the benefit of any member of his immediate family, or to a trust for which he is treated as the owner of the trust's assets under the Code.

     16.11 CHANGE OF BUSINESS. Engage in any business other than substantially as conducted on the Effective Date.

     16.12 TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any transaction or arrangement, including without limitation, the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate, or make any loans or advances to any Affiliate; provided, however, that if no Event of Default has occurred and is continuing, Borrower may engage in the foregoing transactions in the ordinary course of business and pursuant to the reasonable requirements of its business and on fair and reasonable terms substantially as favorable to it as those which it could obtain in a comparable arm's-length transaction with a non-Affiliate.

     16.13 DEBT PAYMENTS AND MATERIAL AGREEMENTS. Default upon or fail to pay any Indebtedness for money borrowed as the same matures, or breach, violate or be in default under any Material Agreement.

     16.14 Management COMPENSATION. Pay, directly or indirectly, compensation of more than $1,000,000 per Fiscal Year, in the aggregate, to Borrowers' management which shall be deemed to be George E. Richmond, Richard G. Richmond, Richard C. Nemencik, Sr., Jose L. Mendoza, Michael W. Eggleston and their replacements, except that the grant of Borrower's stock to Jose L. Mendoza in accordance with that certain Employment and Noncompetition Agreement between Denticator and Jose L. Mendoza, dated as of July 22, 1996, shall not be included within the $1,000,000 per Fiscal Year limit.

     16.15 CONFLICTING AGREEMENTS. Enter into any agreement, that would, if fully complied with by it, result in a Default or Event of Default either immediately or upon the elapsing of time.

     16.16 BANK ACCOUNTS. Maintain any deposit accounts at institutions other than Lender except zero or pegged balance payroll accounts and other accounts with balances not exceeding $100,000 as described in Exhibit 13.41.

     16.17 INVESTMENT BANKING AND FINDER'S FEES. Pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement or the Acquisition Agreement.

     16.18 SALE AND LEASEBACK TRANSACTIONS. Enter into any arrangement with any Person providing for Borrower to lease or rent property that Borrower has or will sell or otherwise transfer to such Person.

     16.19 NEW SUBSIDIARIES. Organize, create or acquire any Subsidiary, except that upstream mergers of a subsidiary into its parent shall be allowed.

     16.20 FISCAL YEAR. Change its Fiscal Year from a Fiscal Year ending on the last day of December.

     16.21 TRANSACTIONS HAVING MATERIAL ADVERSE EFFECT. Enter into any transaction which has a Material Adverse Effect.

17   FINANCIAL COVENANTS.

     17.1 CAPITAL EXPENDITURES. Borrower shall not make Capital Expenditures in any of the periods specified in the table below that in the aggregate exceed the amount specified for such period:

--------------------------------------------------------------------------------
                         Period                 Maximum Capital Expenditure
--------------------------------------------------------------------------------
Effective Date through December 31,    $1,100,000 per Fiscal Year plus
1997                                   expenditures made in connection with the
                                       expansion of the Earth City Facility, not
                                       exceeding $2,600,000 in the aggregate
--------------------------------------------------------------------------------
January 1, 1998 - Ultimate Revolving
Maturity Date                          $1,100,000 per Fiscal Year
--------------------------------------------------------------------------------

     17.2 CAPITAL LEASES. Become obligated as lessee under any Capital Leases except Capital Leases existing on the Execution Date and disclosed on Exhibit 13 and Capital Leases entered into by Borrower after the Execution Date for capital assets whose aggregate cost if purchased would not (when aggregated with other Capital Expenditures of Borrower in the same period) exceed the limits for Capital Expenditures prescribed in Section 17.1.

     17.3 OPERATING LEASE OBLIGATIONS. Become obligated as lessee under any Operating Lease except Operating Leases existing on the Execution Date and disclosed on Exhibit 13 and Operating Leases entered into by Borrower after the Execution Date if, after giving effect thereto, the aggregate amount of all rentals payable by Borrower in respect of all Operating Leases does not exceed $100,000 in any Fiscal Year. For purposes hereof, the term "rentals" means all payments due from the lessee or sublessee under an Operating Lease, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs and insurance premiums.

     17.4 MINIMUM EBITDA. Borrowers' EBITDA calculated as a twelve month period ending at the end of each month during the fiscal periods specified in the table below, shall not be less than the amount specified for such period:

--------------------------------------------------------------------------------
                         Period                              Minimum EBITDA
--------------------------------------------------------------------------------
July 1, 1996 - December 31, 1996       $7,000,000
January 1, 1997 - June 30, 1997        $7,500,000
July 1, 1997 - December 31, 1997       $8,000,000
January 1, 1988 - December 1, 1999     $9,000,000
--------------------------------------------------------------------------------

     17.5 MINIMUM FIXED CHARGE COVERAGE. The ratio of Borrowers' EBITDA to Fixed Charges for each twelve month period, calculated as of the last day of each month, shall not be less than 1.1 to 1.0.

     17.6 MINIMUM INTEREST COVERAGE. The ratio of Borrowers' EBIT to Interest Expense for each twelve month period, calculated as of the last day of each such month, shall not be less than 4.5 to 1.0.

      17.7 MINIMUM NET WORTH. Borrowers' Net Worth shall at no time during any fiscal period specified in the table below be less than the amount specified for such period:

                                Period                Minimum Net Worth
-------------------------------------------------------------------------------
Effective Date to December 31, 1996         $ 9,500,000
January 1, 1997 to December 31, 1997        $12,000,000
January 1, 1998 to December 31, 1998        $16,000,000
January 1, 1999 to December 1, 1999         $20,000,000
-------------------------------------------------------------------------------

As used in this Section 17,

      "Fixed Charges" means, for any period of calculation, the sum of (i) interest expense, (ii) the sum of all scheduled principal payments on the long term Indebtedness of Borrower, (iii) federal, state and local income tax expense, and (iv) Capital Expenditures (excluding expenditures made in connection with the expansion of the Earth City Facility).

      "Net Worth" means "net worth" as determined in accordance with GAAP.

      "EBITDA" means, for any period of calculation, an amount equal to the sum of (i) Net Income (prior to any LIFO accounting adjustments), (ii) federal, state and local income tax expense, (iii) interest expense, (iv) depreciation and amortization expense, (v) losses on the sale or other disposition of assets, (vi) that portion of the stock bonus to be paid Jose L. Mendoza in stock of Innovations pursuant to that certain Employment and Noncompetition Agreement between Denticator and Jose L. Mendoza, dated as of July 22, 1996, not including any cash redemption of such stock, and (vii) extraordinary losses, minus (a) gains on the sale or other disposition of assets, and (b) extraordinary gains, all calculated for such period. "EBIT" means EBITDA less insert (iv), (v),
      (vi) and (vii).

All other capitalized terms used in this Section 17 shall have their meanings and shall be calculated under GAAP. Upon the agreement of each of the parties hereto, measurements of financial covenants may be made on a rolling four Fiscal Quarter basis instead of the rolling twelve Fiscal Month basis otherwise specified herein.

18    DEFAULT.

      18.1 EVENTS OF DEFAULT. Any one or more of the following shall constitute an event of default (an "Event of Default") under this Agreement:

            18.1.1 FAILURE TO PAY PRINCIPAL OR INTEREST. Failure of Borrower to pay any principal of the Loans or interest accrued thereon when due.

           18.1.2 FAILURE TO PAY OTHER AMOUNTS OWED TO LENDER. Failure of Borrower to pay any of the Loan Obligations (other than principal of the Loans or interest accrued thereon) within 5 days after the date when due.

           18.1.3 FAILURE TO PAY AMOUNTS OWED TO OTHER PERSONS. Failure of any Covered Person to pay any Indebtedness of such Covered Person over $10,000 to Persons other than Lender which continues unwaived beyond any applicable grace period specified in the documents evidencing such Indebtedness or is being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

           18.1.4 REPRESENTATIONS OR WARRANTIES. Any representation or warranty made by Borrower in this Agreement, or any statement or representation made in any certificate, report, opinion or other document delivered pursuant to this Agreement, is discovered to have been false and results in or obscures a Material Adverse Effect.

           18.1.5 CERTAIN COVENANTS. Failure of any Covered Person to comply with the covenants in Sections 15.14, 15.19, 15.23, 16.1 through 16.8, and 17.

           18.1.6 OTHER COVENANTS. Failure of any Covered Person to comply with of any of the terms or provisions of any of the Loan Documents applicable to it (other than a failure which constitutes an Event of Default under any of Sections 18.1.1 through 18.1.5) which is not remedied or waived in writing by Lender within 20 days after the initial occurrence of such failure; provided, however, that no such grace period shall apply, and an Event of Default shall exist promptly upon such failure to comply, if such failure may not, in Lender's reasonable determination, be cured by Borrower during such 20 day period.

           18.1.7 ACCELERATION OF OTHER INDEBTEDNESS. Any Obligation of a Covered Person (other than the Loan Obligations) for the payment of borrowed money becomes or is declared to be due and payable or required to be prepaid (other than by a regularly scheduled prepayment) prior to the original maturity thereof.

           18.1.8 DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any default or event of default under any agreement to which a Covered Person is a party (other than the Loan Documents), which default or breach continues unwaived beyond any applicable grace period provided therein and likely would have a Material Adverse Effect.

           18.1.9 BANKRUPTCY; INSOLVENCY; ETC. A Covered Person (i) fails to pay, or admits in writing its inability to pay, its debts as they become due, or otherwise becomes insolvent (however evidenced); (ii) makes an assignment for the benefit of creditors; (iii) files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of such Covered Person or any substantial part of its property; (iv) commences any proceeding relating to such Covered Person under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (v) has commenced against it any such proceeding which remains undismissed for a period of thirty (30) days, or by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for it or of any substantial part of its property, or allows any such receivership or trusteeship to continue undischarged for a period of thirty (30) days; or (vi) takes any corporate action to authorize any of the foregoing.

           18.1.10 JUDGMENTS; ATTACHMENT; ETC. Any one or more judgments or orders is entered against a Covered Person or any attachment or other levy is made against the property of a Covered Person with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution Date) in excess of [$25,000], becomes final and non-appealable or if timely appealed is not fully bonded and collection thereof stayed pending the appeal.

           18.1.11 PENSION BENEFIT PLAN TERMINATION, ETC. Any Pension Benefit Plan termination by the PBGC or the appointment by the appropriate United States District Court of a trustee to administer any Pension Benefit Plan or to liquidate any Pension Benefit Plan; or any event which constitutes grounds either for the termination of any Pension Benefit Plan by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Pension Benefit Plan shall have occurred and be continuing for thirty (30) days after Borrower has notice of any such event; or any voluntary termination of any Pension Benefit Plan which is a defined benefit pension plan as defined in Section 3(35) of ERISA while such defined benefit pension plan has an accumulated funding deficiency, unless Lender has been notified of such intent to voluntarily terminate such plan and has given its consent and agreed that such event shall not constitute a Default; or the plan administrator of any Pension Benefit Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(1) of the Code and Lender believes that the substantial business hardship upon which the application for such waiver is based could subject any Covered Person or ERISA Affiliate to a liability in excess of $25,000.

           18.1.12 LIQUIDATION OR DISSOLUTION. A Covered Person files a certificate of dissolution under applicable state law or is liquidated or dissolved or suspends or terminates the operation of its business, or has commenced against it any action or proceeding for its liquidation or dissolution or the winding up of its business, or takes any corporate action in furtherance thereof; provided, however, that such actions in furtherance of a plan whereby the assets of such Covered Person are acquired by another Covered Person shall not be an Event of Default.

           18.1.13 SEIZURE OF ASSETS. All or any part of the property of Borrower is nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of Borrower shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect.

           18.1.14 RACKETEERING PROCEEDING. There is filed against Borrower any civil or criminal action, suit or proceeding under any federal or state racketeering statute

     (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding is not dismissed within 120 days and could result in the confiscation or forfeiture of any material portion of the Collateral.

           18.1.15 LOAN DOCUMENTS; LIENS. For any reason other than the failure of Lender to take any action available to it to maintain perfection of the Security Interests created in favor of Lender pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Security Interest with respect to any portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Security Interests (other than the Permitted Liens) or is terminated, revoked or declared void or invalid.

           18.1.16 LOSS TO COLLATERAL. Any loss, theft, damage or destruction of any item or items of Collateral occurs which (i) materially and adversely affects the operation of Borrower's business; or (ii) is material in amount and is not adequately covered by insurance.

           18.1.17 MATERIAL ADVERSE EVENT. There occurs any material adverse change in Borrower's property, business, operation, or condition (financial or otherwise), or there occurs any event which has or will have a Material Adverse Effect.

     18.2 CROSS-DEFAULT. Any Event of Default under this Agreement will constitute an event of default under any other agreement of Borrower with Lender and under any evidence of Indebtedness of Borrower held by Lender, whether or not such is an event of default specified therein.

     18.3  RIGHTS AND REMEDIES IN THE EVENT OF DEFAULT.

           18.3.1 TERMINATION OF COMMITMENTS. Upon an Event of Default described in Section 18.1.9, the Commitments shall be deemed canceled. Upon any other Event of Default, and at any time thereafter, Lender may cancel the Commitments. Such cancellation may be without demand or notice of any kind, which Borrower expressly waives.


           18.3.2 ACCELERATION. Upon an Event of Default described in Section 18.1.9, all of the outstanding Loan Obligations shall automatically become immediately due and payable. Upon any other Event of Default, and at any time thereafter, Lender may declare all of the outstanding Loan Obligations immediately due and payable. Such acceleration may be without demand or notice of any kind, which Borrower expressly waives.

           18.3.3 RIGHT OF SET-OFF. Upon the occurrence of any Event of Default and at any time and from time to time thereafter, Lender is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) at any time held, or any other Indebtedness at any time owing by Lender to or for the credit or the account of Borrower, irrespective of whether or not Lender shall have made any demand under this Agreement or the Notes and although such Loan Obligations may be unmatured. The rights of Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may otherwise have.

           18.3.4 NOTICE TO ACCOUNT DEBTORS. During the continuance of any Default that is not waived in writing by Lender and after the occurrence of any Event of Default that is not waived in writing by Lender, Lender may, without prior notice to Borrower, notify any or all Account Debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein, and Bank may direct, or Borrower, at Bank's request, shall direct, any or all Account Debtors to make all payments upon the Accounts directly to Bank. Bank shall furnish Borrower with a copy of any such notice issued by Bank promptly after notifying such Account Debtors.

           18.3.5 ENTRY UPON PREMISES AND ACCESS TO INFORMATION. Upon an Event of Default and acceleration of the Loan Obligations as provided herein, and at any time thereafter: Lender may (i) enter upon the premises leased or owned by Borrower where Collateral is located (or is believed to be located) without any obligation to pay rent to Borrower, or any other place or places where Collateral is believed to be located, (ii) render Collateral usable or saleable, (iii) remove Collateral therefrom to the premises of Lender or any agent of Lender for such time as Lender may desire in order effectively to collect or liquidate Collateral; (iv) take possession of, and make copies and abstracts of, Borrower's original books and records, obtain access to Borrower's data processing equipment, computer hardware and software relating to any of the Collateral and use all of the foregoing and the information contained therein in any manner Lender deems appropriate in connection with the exercise of Lender's rights; and (v) notify postal authorities to change the address for delivery of Borrower's mail to an address designated by Lender and to receive, open and process all mail addressed to Borrower.

           18.3.6 SECURED PARTY RIGHTS. Upon an Event of Default and acceleration of the Loan Obligations as provided herein, and at any time and from time to time thereafter:

                 18.3.6.1 Lender may exercise any or all of its rights under the Security Documents, as a secured party under the UCC and any other applicable Law; and

                 18.3.6.2 Lender may sell or otherwise dispose of Collateral at public or private sale in a commercially reasonable manner (ten days notice of a public or private sale being deemed and agreed by Borrower to be reasonable), which sale Lender may postpone from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement at any adjourned sale without being required to give a new notice of sale, all as Lender deems advisable, for cash or credit; provided, however, that Lender may become the purchaser at any such sale if permissible under applicable Law and Lender may, in lieu of actual payment of the purchase price, offset the amount thereof against Borrower's obligations owing to Lender; and Borrower agrees that

           Lender has no obligation to preserve rights to Collateral against prior parties or to marshal any Collateral for the benefit of any Person;

     In connection with the advertising for sale, selling or otherwise realizing upon any of the Collateral securing the obligations of Borrower to Lender, Lender may use and is hereby granted a license to use, without charge or liability to Lender therefor, any of Borrower's labels, trade names, trademarks, trade secrets, service marks, patents, patent applications, licenses, certificates of authority, advertising materials, or any of Borrower's other properties or interests in properties of similar nature, to the extent that such use thereof is not prohibited by agreements under which Borrower has rights therein, and all of Borrower's rights under license, franchise and similar agreements shall inure to Lender's benefit.


           18.3.7 MISCELLANEOUS. After the occurrence of an Event of Default and at any time thereafter, Lender may exercise any other rights and remedies available to Lender under the Loan Documents or otherwise available to Lender at law or in equity.

           18.3.8 APPLICATION OF FUNDS. Any funds received by Lender with respect to the Loan Obligations after any acceleration, including but not limited to proceeds of Collateral, shall be applied as follows: (i) first, to reimburse Lender for any amounts due to Lender under Sections
     19.8 and 19.9; (ii) second, to the payment of accrued and unpaid fees due hereunder and all other amounts due hereunder (other than the Loans and interest accrued thereon); (iii) third, to the payment of interest accrued on the Loans; (iv) fourth, to the payment of the Loans, in such order as Lender determines in its sole discretion; and (v) fifth, to the payment of the other Loan Obligations. Any remaining amounts shall be paid to Borrower or such other Persons as shall be legally entitled thereto.


     18.4 BORROWER'S OBLIGATIONS. Upon the occurrence of an Event of Default, Borrower shall, if Lender so requests, assemble the Collateral and make it available to Lender at a place or places to be designated by Lender, reasonably convenient to Borrower.

     18.5 LIMITATION OF LIABILITY; WAIVER. Lender shall not be liable to Borrower as a result of any commercially reasonable possession, repossession, collection or sale by Lender of Collateral; and Borrower hereby waives all rights of redemption from any such sale and the benefit of all valuation, appraisal and exemption laws. If Lender seeks to take possession of any of the Collateral by replevin or other court process, Borrower hereby irrevocably waives (i) the posting of any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession, (ii) any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof, (iii) any requirement that Lender retain possession and not dispose of any Collateral until after trial or final judgment, and (iv) to the extent permitted by applicable law, all rights to notice and hearing prior to the exercise by Lender of Lender's right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing. Lender shall have no obligation to preserve rights to the Collateral or to marshall any Collateral for the benefit of any Person.

     18.6 NOTICE. Any notice of intended action required to be given by Lender, if given as provided in Section 19.1 at least 10 days prior to such proposed action, shall be effective and constitute reasonable and fair notice to Borrower.

19   MISCELLANEOUS.

     19.1 NOTICES. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or when deposited in the United States mail, postage prepaid, or, in the case of telegraphic notice, or the overnight courier services, when delivered to the telegraph company or overnight courier service, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or such other address as either party may designate by notice to the other in accordance with the terms of this paragraph. No notice given to or demand made on Borrower by Lender in any instance shall entitle Borrower to notice or demand in any other instance.

     19.2 RIGHT TO CURE. Lender may from time to time, in its sole discretion (but shall have no obligation to do so), for Borrower's account and at Borrower's expense, pay (or make a Revolving Advance to pay) any amount or do any act required of Borrower hereunder or requested by Lender to preserve, protect, maintain or enforce the Loan Obligations, the Collateral or Lender's Security Interests thereon, and which Borrower fails to pay or do, including, without limitation, payment of any judgment against Borrower, insurance premium, taxes or assessments, warehouse charge, finishing or processing charge, landlord's claim, and any other Security Interest upon or with respect to the Collateral. All payments that Lender makes pursuant to this Section and all out-of-pocket costs and expenses that Lender pays or incurs in connection with any action taken by it hereunder shall be a part of the Loan Obligations, the repayment of which shall be secured by the Collateral. Any payment made or other action taken by Lender pursuant to this Section shall be without prejudice to any right to assert an Event of Default hereunder and to pursue Lender's other rights and remedies with respect thereto.

     19.3 AMENDMENTS, WAIVERS AND CONSENTS. No amendment to, waiver of, or departure from full compliance with any provision of this Agreement, or of any of the other Loan Documents, or consent to any departure by Borrower herefrom or therefrom, shall be effective unless it is in writing and signed by authorized officers of Borrower and the Lender; provided, however, that any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No failure by Lender to exercise, and no delay by Lender in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.

     19.4 RIGHTS NOT EXCLUSIVE. Every right granted to Lender hereunder or under any other Loan Document or allowed to it at law or in equity shall be deemed cumulative and may be exercised from time to time.

     19.5 SURVIVAL OF AGREEMENTS. All covenants and agreements made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and other Loan Documents and the making of every Advance. All agreements, obligations and liabilities of Borrower under this Agreement concerning the payment of money to Lender, including but not limited to Borrower's obligations under Sections 19.8 and 19.9, but excluding the obligation to repay the Loans and interest accrued thereon, shall survive the repayment in full of the Loans and interest accrued thereon, the return of the Notes to Borrower and the termination of the Commitments. Subject to Section 8 of this Agreement, upon the payment in full of all Loan Obligations and the termination of the Commitments, all Security Documents shall be deemed terminated and shall be released of record by Lender.

     19.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender. With respect to Borrower's successors and assigns, such successors and assigns shall include, without limitation, any receiver, trustee or debtor-in-possession of or for Borrower. Lender shall have the right to assign its rights and to delegate its obligations under the Loan Documents to any affiliate of such Lender that assumes its obligations to make Loans to Borrower subject to the terms and conditions herein, but such assignment and delegation should not relieve the assigning and delegating Lender from its obligations hereunder. Lender shall have the right to assign its rights under the Loan Documents to any Federal Reserve Bank, but without delegation of such Lender's obligations thereunder.

     19.7 PARTICIPATIONS. Lender may in the ordinary course of its commercial banking business and in accordance with applicable law grant participations to one or more banks or other financial institutions in any of the Loans. For this purpose, the Lender may disclose to a potential or actual participant any information supplied to Lender by or on behalf of Borrower. Borrower hereby acknowledges and agrees that every such participant has the same right of set-off as does Lender under Section 18.3.3; provided, however, that all amounts received by any such participant through the exercise of the right of set-off in excess of its share of Loans as a participant shall be remitted to Lender.

     19.8 PAYMENT OF EXPENSES. Borrower agrees to pay or reimburse Lender for its costs and expenses incurred in connection with Lender's due diligence review, the negotiation and preparation of the Commitment Letter and the Loan Documents, and the perfection of Lender's liens and security interests in the Collateral, including but not limited to mortgagee's title insurance premiums, recording and filing fees, appraisal fees, environmental consultant fees, Lender's customary fees for honoring drawings on letters of credit, and all reasonable attorneys' fees and all actual attorney's expenses advanced (including but not limited to expenses for lien searches and filing charges, facsimile and other electronic data transmissions, long-distance telephone charges, courier and delivery charges and photocopying charges). Notwithstanding the foregoing, Borrower shall pay the first $25,000 of all such costs and expenses, Lender shall pay the next $10,000 and Borrower and Lender shall share equally all such costs thereafter. Further, if at any time or times hereafter Lender engages legal counsel for advice or other representation to enforce the rights of Lender against Borrower under the Loan Documents or in connection with amendment, supplement, waiver, consent or subsequent closing relating to any of the Loan Documents at the request of Borrower or as a consequence of a Default or Event or Default, then all reasonable fees and all expenses advanced of such legal counsel and all litigation costs, including costs incurred as a consequence of any proceedings involving Borrower under the federal bankruptcy Code (if any) shall constitute a part of the Loan Obligations and be payable by Borrower on demand.

     19.9 INDEMNITY. Borrower shall pay, indemnify and hold harmless Lender and its directors, officers, employees, agents, and representatives (the "Indemnified Parties") for, from and against, and promptly to reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including, without limitations, reasonable attorneys' fees and expenses and amounts paid in settlement) (the "Indemnified Liabilities") incurred, paid or sustained by the Indemnified Parties in connection with, arising out of, based upon or otherwise involving or resulting from any threatened, pending or completed action, suit, investigation or other proceeding by, against or otherwise involving the Indemnified Parties and in any way dealing with, relating to or otherwise involving this Agreement, any of the other Loan Documents, or any transaction contemplated hereby or thereby (each a "Triggering Event"); provided, however, that Borrower shall have no obligation to indemnify the Indemnified parties hereunder with respect to any Indemnified Liabilities arising from the gross negligence, bad faith or willful misconduct of any of the Indemnified Parties. Borrower shall pay, indemnify and hold harmless the Indemnified Parties for, from and against, and promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including, without limitations, reasonable attorneys' and consultant fees and expenses, investigation and laboratory fees, removal, remedial, response and corrective action costs, and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties as a result of the manufacture, storage, transportation, release or disposal of any Hazardous Waste on, from, over or affecting any of the Collateral or any of the assets, properties, or operations of any Covered
Person or any predecessor in interest, directly or indirectly. Borrower shall pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including, without limitations, reasonable attorneys' fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, arising out of or relating to the Acquisition Agreement or Lender's enforcement of any of its rights with respect thereto. The obligations of Borrower under this
Section 19.9 shall survive the termination of the Commitments, the expiration of letters of credit issued by Lender for the account of Borrower, the payment and satisfaction of all of the Loan Obligations, and the release of the Collateral. To the extent that any of the indemnities set forth in this Section may be unenforceable because it is violative of any law or public policy, Borrower shall pay the maximum portion which it is permitted to pay under applicable law.

     19.10 CHANGES IN ACCOUNTING PRINCIPLES. If Borrower, at the end of its Fiscal Year and with the concurrence of its independent certified public accountants, changes the method of valuing the Inventory of Borrower, or if any other changes in accounting principles from those used in the preparation of any of the Financial Statements are required by or result from the promulgation of principles, rules, regulations, guidelines, pronouncements or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or bodies with similar functions), and any of such changes result in a change in the method of calculation of, or affect the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of Borrower shall be the same after such changes as if such changes had not been made; provided, however, that until such changes are made, all financial covenants herein and all the provisions hereof which contemplate financial calculation hereunder shall remain in full force and effect.

     19.11 LOAN RECORDS. The date and amount of all Advances to Borrower and payments of amounts due from Borrower under the Loan Documents will be recorded in the records that Lender normally maintains for such types of transactions. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of Borrower to repay the Loans and other amounts payable under the Loan Documents. Borrower shall have the burden of proving that Lender's records are not correct. Borrower agrees that Lender's books and records showing the Loan Obligations and the transactions pursuant to this Agreement shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Loan Obligation is also evidenced by a promissory note or other instrument. Lender will provide to Borrower a monthly statement of Advances, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate and binding on Borrower and an account stated (except for reversals and reapplications of payments as provided in Sections 7 and 8 and corrections of errors discovered by Lender), unless Borrower notifies Lender in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by Borrower, only the items to which exception is expressly made will be considered to be disputed by Borrower.

     19.12 DRAFTING/NEGOTIATION. Borrower and Lender represent one to the other that in the negotiation and drafting of this Agreement they have been represented by and have relied upon the advice of counsel of their choice. Borrower and Lender affirm that their counsel have both had substantial roles in the drafting and negotiation of this Agreement and, therefore, this Agreement shall be deemed drafted by both Borrower and Lender, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter shall not be employed in the interpretation of this Agreement.

     19.13 OTHER SECURITY AND GUARANTIES. Lender may, without notice or demand and without affecting Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Loan Obligations and exchange, enforce and release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Loan Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Security Interest in any other collateral as security for the payment of all or any part of the Loan Obligations, or any other Person in any way obligated to pay all or any part of the Loan Obligations.

     19.14 SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

     19.15 COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

     19.16 GOVERNING LAW; NO THIRD PARTY RIGHTS. THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI APPLICABLE TO CONTRACTS MADE
AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     19.17 CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, BORROWER AND LENDER HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE EASTERN DISTRICT OF MISSOURI AND THE STATE COURTS OF MISSOURI LOCATED IN THE CITY OF ST. LOUIS, MISSOURI, AND WAIVE ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREE THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN LENDER AND BORROWER OR THE CONDUCT OF EITHER PARTY IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE.
NOTWITHSTANDING THE FOREGOING: (1) LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL, REAL ESTATE OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

     19.18 SERVICE OF PROCESS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS, OR, AT LENDER'S OPTION, BY SERVICE UPON GEORGE RICHMOND WHICH BORROWER IRREVOCABLY APPOINTS AS BORROWER'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF MISSOURI. LENDER SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID AGENT TO BORROWER AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF. BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     19.19 CAPTIONS. Section captions and the Table of Contents are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

     19.20 INCORPORATION BY REFERENCE. All of the terms of the other Loan Documents are incorporated in and made a part of this Agreement by this reference.

     19.21 STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO
     FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.



                                            YOUNG INNOVATIONS, INC.



                                            By:  /s/ George E. Richmond
                                               -----------------------------
                                            Name:  George E. Richmond
                                                 ---------------------------
                                            Title: President
                                                  --------------------------


                                            YOUNG DENTAL MANUFACTURING COMPANY



                                            By:  /s/ George E. Richmond
                                               -----------------------------
                                            Name:  George E. Richmond
                                                 ---------------------------
                                            Title: President
                                                  --------------------------

                                            LORVIC HOLDINGS, INC.



                                            By:  /s/ George E. Richmond
                                               -----------------------------
                                            Name:  George E. Richmond
                                                 ---------------------------
                                            Title: President
                                                  --------------------------


                                            THE LORVIC CORPORATION



                                            By:  /s/ George E. Richmond
                                               -----------------------------
                                            Name:  George E. Richmond
                                                 ---------------------------
                                            Title: Vice President
                                                  --------------------------


                                            DENTICATOR INTERNATIONAL, INC.



                                            By:  /s/ George E. Richmond
                                               -----------------------------
                                            Name:  George E. Richmond
                                                 ---------------------------
                                            Title: Vice President
                                                  --------------------------


              Notice Address (for all of the Borrowers):

              13705 Shoreline Court East
              Earth City, Missouri 63045
              Attn.: George E. Richmond & Michael W. Eggleston
              FAX # (314) 344-0021
              TEL # (314) 344-0010

                With a copy to:

              Armstrong, Teasdale, Schlafly & Davis
              One Metropolitan Square
              St. Louis, Missouri  63102-2740
              Attention: John L. Gillis, Jr., Esq.
              FAX # (314) 621-5065
              TEL # (314) 621-5070

                                        THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                                        By:  /s/ T. Halls
                                           -----------------------------
                                        Name:  Timothy J. Halls
                                             ---------------------------
                                        Title: Vice President
                                              --------------------------
              Notice Address:

              One Boatmen's Plaza, 14th Floor
              800 Market Street
              St. Louis, Missouri 63101
              Attn.: Matthew Springman
              FAX # (314) 466-6645
              TEL # (314) 466-6000

                             -and-

              75 West Lockwood
              Webster Groves, Missouri 63119
              Attn.: Timothy J. Halls
              FAX # (314) 284-2070
              TEL # (314) 284-2050

                   With a copy to:

              Lewis, Rice & Fingersh, L.C.
              500 N. Broadway, Suite 2000
              St. Louis, Missouri  63102-2147
              Attention: Timothy E. Kastner, Esq.
              FAX # (314) 241-6056
              TEL # (314) 444-7600

                                EXHIBIT 10.1.2
                                --------------

                           REAL PROPERTY COLLATERAL
                           ------------------------

Lot 1 of the Resubdivision of Lot 2 of Lot 4748 (amended) of EARTH CITY PLAT 2, according to the plat thereof recorded in Plat Book 264 Page 89 of the St. Louis County Records.

13705 Shoreline Court East
Earth City MO 63045

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

A tract of land being Lot 3 of Gemini Industrial Park-Amended No. 3, a Subdivision recorded in Plat Book 127 Page 57 of the St. Louis County Records and being described as follows:

Beginning at the Northwest corner of said Lot 3, said corner is also on the South line of Frost Avenue, 50.00 feet wide; thence along said South line of Frost Avenue, South 82 degrees 43 minutes East 154.04 feet, to a point of curvature; thence along a curve to the right, said curve has a radius of 20.00 feet and an arc distance of 31.37 feet to a point of tangency, said point is also on the West line of 50.00 feet wide private street known as Jonas Place; thence along said West line of Jonas Place, South 7 degrees 09 minutes 39 seconds West 200.04 feet to the Southeast corner of said Lot 3; thence North 82 degrees 43 minutes West 174.00 feet to the Southwest corner of said Lot 3; thence North 7 degrees 09 minutes 39 seconds East 220.00 feet to the point of beginning.

8810 Frost Avenue
St. Louis MO 63134

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

The South part of Lot 12 of WEST PORT INDUSTRIAL SUBDIVISION 2ND ADDITION, a Subdivision in the County of St. Louis, Missouri, according to the plat thereof recorded in Plat Book 107 Page 98 and 99 of the St. Louis County Records, fronting 100 feet on the East line of Northline Industrial Boulevard by a depth Eastwardly of 224.58 feet on the South line and 242.38 feet on the North line to the East line of said lot upon which it has a width of 101.57 feet.

2418 Northline Industrial
Maryland Heights MO 63043

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                 Brownsville
                                 -----------

LAND: 3.472 Acre tract out of Share 22 of the Espiritu Santo Grant in Cameron County, Texas; said 3.472 Acre tract being more particularly located and described as follows:

FROM the intersection of the Centerline of Cameron County Drainage Dist. No. 1 and the Common line of Shares 19 and 22 of the Espiritu Santo Grant, Cameron County, Texas;

THENCE North 4 degrees-05'-03" East along the common line of Shares 19 and 22 same being the centerline of Paredes Line Road (F.M. Hwy. No. 1847) a distance of 180.92 feet for the east corner and PLACE OF BEGINNING of this tract;

THENCE along a line perpendicularly 155 feet North of and parallel to the centerline of Cameron County Drainage District No. 1, North 54 degrees-51'-57" West a distance of 827.42 feet for the Westernmost corner of this tract;

THENCE South 85 degrees-54'-57" East, a distance of 708.88 feet to the centerline of Paredes Line Road (F.M. Hwy. 1847) same being the common line of Share 19 and 22 for the Northeast corner of this tract;

THENCE South 4 degrees-05'-03" West along the common line of Shares 19 and 22 same being the centerline of Paredes Line Road (F.M. Hwy. No. 1847) a distance of 426.75 feet for the Southeast corner and PLACE OF BEGINNING of this tract;

CONTAINING 3.472 Acres of which 0.472 acre is within Paredes Line Road (F.M. Hwy. No. 1847) Right-of Way.

Land is in Cameron County Texas and is known and numbered as 4401 Paredes Line Rd., Brownsville, Texas


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                          Rancho Cordova, California
                          --------------------------

The right, title and interest of Denticator International, Inc., a Missouri corporation, in and to that certain Lease dated as of February 23, 1991, between Denticator International, Inc., a California corporation (predecessor in interest to Denticator International, Inc., a Missouri corporation) with respect to the real property described therein, as such Lease may have been amended from time to time.

The Leased Premises are situated in Sacramento County, California and is known and numbered as 11330 Sunrise Park Drive, Rancho Cordova, California 95742.

                                EXHIBIT 10.1.3
                                --------------

                            Intellectual Property
                            ---------------------



            THE LORVIC CORPORATION PATENTS AND PATENT APPLICATIONS

                                               Application      Application      Patent       Issue
Title                         Country             Number           Date          Number       Date
-----                         -------          -----------      -----------      ------       -----
Method for Etching Dental     U.S.               235,809          2/19/81       4,376,673    03/15/83
Porcelain

Dispenser for Dental Sealant  U.S.               156,840          6/5/80        4,343,418    08/10/82

Dental Cavity Varish          U.S.               140,322          4/14/80       4,308,062    12/29/81
Composition



         THE LORVIC CORPORATION TRADEMARKS AND TRADEMARK APPLICATIONS


MARK             REG. NO.          APP. DATE        FIRST USE         COUNTRY
----             --------          ---------        ---------         -------

KARIDIUM         651,397           8/3/53           RENEWED           U.S.

KARIDIUM         115,174                                              Canada

ENDO-VAC         1,036,150         10/18/74         REGISTERED        U.S.

ENDO-VAC         213,155                                              Canada

TRACE            970,256           7/26/72          RENEWED           U.S.

RENEW            1,736,023         2/14/92          REGISTERED        U.S.

MAGNASIL         1,385,724         8/8/85           REGISTERED        U.S.

SURG-O-VAC       1,807,305         3/17/93          REGISTERED        U.S.

NYCLAVE          1,804,305         3/17/93          REGISTERED        U.S.

DH/NYCLAVE       1,804,306         3/17/93          REGISTERED        U.S.

      YOUNG DENTAL MANUFACTURING COMPANY PATENTS AND PATENT APPLICATIONS


                                 Application        Application        Patent        Issue
Title           Country             Number             Date            Number        Date
-----           -------          -----------        -----------        ------        -----
TATTOOING        U.S.              673,277          11/20/1984        4,582,060    04/15/1986
TOOL AND
NEEDLE
ASSEMBLY FOR
USE THEREIN

DENTAL           U.S.              477,748          02/09/1990        5,094,615    03/10/1992
POLISHING HEAD
AND METHOD

CONTROL UNIT     U.S.              477,609          02/09/1990        5,158,455    10/27/1992
FOR A SCALER
AND A POLISHER

CONTROL FOR      U.S.              619,037          11/28/1990        5,186,625    02/16/1993
DENTAL AIR-
POLISHER

DISPOSABLE       U.S.              613,366          11/15/1990        5,156,547    10/20/1992
PROPHYLAXIS
ANGLE AND
METHOD OF
ASSEMBLING IT

AUTOCLAVABLE     U.S.              619,039          11/28/1990        5,090,904    02/25/1992
AIR POLISHER
HANDPIECE

COUPLING         U.S.              259,987          05/04/1981        4406621      09/27/1983
ENSEMBLE FOR
DENTAL
HANDPIECE

DENTAL           U.S.              963,132          10/19/1992        5,328,369    07/12/1994
PROPHYLAXIS
ANGLE

DENTAL           U.S.              281,765          07/28/1994        5,484,284    01/16/1996
PROPHYLAXIS
TOOL AND
ANGLE USING IT

DENTAL           U.S.              224,502          04/07/1994        5,423,679    06/13/1995
PROPHYLAXIS
ANGLE

DENTAL           U.S.              224,263          04/07/1994        5,503,555    04/02/1996
PROPHYLAXIS
ANGLE

AUTOCLAVABLE    U.S.    281,452         07/27/1994      5,501,596    03/26/1996
DENTAL SCALER
HANDPIECE

CLEANING CUP    U.S.    953,474         10/23/1978      4,365,956    12/28/1982

LOCKING         U.S.    184,751         09/08/1980      4,310,310    01/12/1982
ASSEMBLY FOR
DENTAL
HANDPIECE

DENTIFRICE      U.S.    90,025          10/31/1979      4,308,252    12/29/1981
COMPOSITION

SEALING DENTAL  U.S.    59,525          07/23/1979      4,292,027    09/29/1981
COLLET

DENTAL          U.S.    953,473         10/23/1978      4,253,832    03/03/1981
HANDPIECE

SEALING DENTAL  U.S.    59,525          07/23/1979      4,292,027    09/29/1981
COLLET

DENTAL          U.S.    Unfiled
HANDPIECE WITH
SPEED REDUCING
GEAR

A LUBRICATING   U.S.    Unfiled
SYSTEM FOR
PROPHY CUP

HIGH SPEED      U.S.    639401/08       04/29/1996      Pending
DISPOSABLE
TURBINE
HANDPIECE

DENTAL          PCT     PCT/US94/       02/10/1994      Pending
PROPHYLAXIS             01551
ANGLE

DENTAL          TAIWAN  Unfiled
PROPHYLAXIS     (ROC)
ANGLE

DENTAL          U.S.    387252/08       02/13/1995      Pending
COMPOUND
APPLICATOR

DENTAL TOOL     U.S.    315963/08       09/30/1994      Allowed
CHUCK

DENTAL TOOL     PCT     PCT/US95/       09/26/1995      Pending
CHUCK                   12300

DENTAL TOOL     TAIWAN          84109757        09/18/1995      Pending
CHUCK           (ROC)

DISPOSABLE      U.S.            273182/08       07/11/94        Allowed
DENTAL
PROPHYLAXIS
CONTRA-ANGLE,
METHOD OF
MAKING IT, AND
DRIVE GEAR FOR
USE THEREIN

PERMANENTLY     U.S.            525825/08       08/16/1995      Pending
LUBRICATED
DENTAL
PROPHYLAXIS
ANGLE

DISPOSABLE      U.S.            632906/08       04/16/1996      Pending
PROPHYLAXIS
ANGLE

DENTAL          U.S.            041555/29       07/18/1995      Allowed
PROPHYLAXIS
ANGLE

MOLDED          U.S.            Unfiled
PLASTIC DENTAL
CONTRA ANGLE

DENTAL          U.S.            515826/08       08/16/1995      Pending
PROPHYLAXIS
ANGLE WITH
SEAL
PROTECTOR

DENTAL TOOL     U.S.            Unfiled
CHUCK

CHUCK WITH A    U.S.            648817/08       05/16/1996      Pending
PUSH BUTTON
RELEASE FOR A
DENTAL/
MEDICAL DEVICE

PROPHYLAXIS     U.S.            619836/08       03/19/1996      Pending
TOOL WITH
SEALING
ELEMENTS

DENTAL          U.S.            626178/08       03/29/1996      Pending
PROPHYLAXIS
ANGLE

DENTAL             U.S.         Unfiled
PROPHYLAXIS
CUP



         YOUNG DENTAL MANUFACTURING COMPANY TRADEMARKS AND TRADEMARK
                                 APPLICATIONS

MARK           REG. NO.          APP. DATE          FIRST USE         COUNTRY
----           --------          ---------          ---------         -------
CARE-FREE      1,940,092         01/30/1995         REGISTERED        UNITED STATES
DAWN           1,278,833         08/20/1982         REGISTERED        UNITED STATES
EZ-PAK         1,940,093         01/30/1995         REGISTERED        UNITED STATES
GEL-TIN        1,277,813         01/17/1983         REGISTERED        UNITED STATES
PRO CARE       1,192,694         08/31/1979         REGISTERED        UNITED STATES
PROLASTIC      1,127,392         07/07/1978         REGISTERED        UNITED STATES
SNAP-ON          627,101         03/21/1955         RENEWED           UNITED STATES
TRIPLE SEAL    1,172,125         01/10/1980         REGISTERED        UNITED STATES
TS2            1,734,607         03/09/1992         REGISTERED        UNITED STATES



        DENTICATOR INTERNATIONAL, INC. PATENTS AND PATENT APPLICATIONS

                                  Application      Application       Patent        Issue
Title            Country            Number            Date           Number        Date
-----            -------          -----------      -----------       ------        -----
Right Angled     U.S.             621,809          12/4/90           5,120,220     06/09/92
Dental
Handpiece

Compressed Air   U.S.             08/479,929        6/7/95
Driven
Disposable
Hand Tool
Having a Rotor
with Radially
Moving Vanes

PCT
Application,
PCT/US/96/__,
__, filed
__________,
1996
corresponding
to Application
Serial No.
08/479,929

Disposable                                                                      Application     02/09/96
Prophy                                                                          WO9606265
Handpiece-
Turbine

Disposable                                                                      Application     02/29/96
Prophy                                                                          WO9605779
Handpiece

Disposable              U.S.            08/294,736      08/18/95
Dental
Prophylaxis
Handpiece

PCT
Application
PCT/US/95/10
687, filed
August 18,
1995, which
corresponds to
Application
Serial No.
08/294,736

Disposable              U.S.            942,734         9/9/92                  5,374,189       12/20/94
Prophy Angle
Drive
Mechanism

Dental prophy           U.S.            100,629         7/30/93                 5,405,265       04/11/95
cup

Dental prophy           U.S.            18,271          1/31/94                 D368,523        04/02/96
cup

Dental prophy           U.S.            18,185          2/1/94                  D368,964        04/16/96
cup

Dental                  U.S.            29/017,187      1/6/94
Prophylaxis
Cup

Fluid Reaction          U.S.            08/294,621      8/23/94
Device

PCT/US/95/10
686, filed
August 21,
1995, which
corresponds to
Application
Serial No.
08/294,621

Right angle             Germany                                         2302630         07/18/74
dental tool
attachment

Right angle             Switzerland                                     561538          05/15/75
dental tool
attachment

Right angle             Austria                                         7300364         10/15/79
dental tool
attachment

      DENTICATOR INTERNATIONAL, INC. TRADEMARKS AND TRADEMARK APPLICATIONS


MARK                    REG. NO.                APP. DATE               FIRST USE               COUNTRY
----                    --------                ---------               ---------               -------
the color Green           1,953,869              2/12/90                                        U.S.
for Disposable
Prophylaxis
Angles

the shape of              1,793,277              2/12/90                                        U.S.
Disposable
Prophylaxis Angle
Handle

The Denticator            358,971                4/11/38                                        U.S.

Denticator                1,071,240              9/19/75                                        U.S.

Near Perfect              1,139,435              7/30/79                                        U.S.

Pick-A-Dent               699,916                4/2/59                                         U.S.

Plaque-Away               1,565,351              1/22/88                                        U.S.

Spirex                    1,021,451              12/6/74                                        U.S.

Tip-A-Dent                796,812                12/8/64                                        U.S.

Tuftee                    716,125                7/26/60                                        U.S.

Water-Dent                1,660,701              3/12/90                                        U.S.

                                EXHIBIT 12.1.1

                       DOCUMENTS AND REQUIREMENTS LIST

                       DOCUMENTS AND REQUIREMENTS LIST




         Young Innovations, Inc., Young Dental Manufacturing Company,
        Lorvic Holdings, Inc., The Lorvic Corporation, and Denticator,
               International, Inc.  (collectively, "Borrower")

                     $18,500,000 Senior Secured Financing

                                 Provided by

             The Boatmen's National Bank of St. Louis ("Lender")


KEY

BNB     = THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

BOR     = BORROWERS AND/OR THEIR COUNSEL

LRF     = LEWIS, RICE & FINGERSH, L.C. (COUNSEL FOR BNB)

SELLER  = DENTICATOR INTERNATIONAL, INC., a California corporation

TITLE   = COMMONWEALTH LAND TITLE INSURANCE COMPANY




--------------------------------------------------------------------------------
DOCUMENT OR REQUIREMENT
--------------------------------------------------------------------------------
1.      Loan Agreement to be executed by Borrowers and Lender
--------------------------------------------------------------------------------
2.      Exhibits to Loan Agreement
--------------------------------------------------------------------------------
        a.      EXHIBIT 10.1.2 - Real Property Collateral
--------------------------------------------------------------------------------
        b.      EXHIBIT 10.1.3 - Intellectual Property
--------------------------------------------------------------------------------
        c.      EXHIBIT 12.1.1 - Documents and Requirements List
--------------------------------------------------------------------------------
        d.      EXHIBIT 13 - Disclosure Schedule
--------------------------------------------------------------------------------
        e.      EXHIBIT 13.34 - Real Estate Owned/Leased By
                Borrower/Leased From Borrower
--------------------------------------------------------------------------------
        f.      EXHIBIT 13.36 - Chief Place Of Business; Locations Of
                Collateral
--------------------------------------------------------------------------------
        g.      EXHIBIT 13.40 - Subsidiaries and Affiliates
--------------------------------------------------------------------------------
        h.      EXHIBIT 13.41 - Bank Accounts and Lockboxes
--------------------------------------------------------------------------------
        i.      EXHIBIT 15.14 - Compliance Certificate
--------------------------------------------------------------------------------
3.      Promissory Notes to be executed by Borrowers:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        a.      $12,000,000 Term Loan Note
--------------------------------------------------------------------------------
        b.      $ 6,500,000 Revolving Line of Credit Note
--------------------------------------------------------------------------------
4.      Stock Pledge Agreements to be executed by all of the
        owners of the capital stock of each of:
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc. (2 G. Richmond Trusts)
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
5.      Stock Certificates together with Stock Powers executed in
        blank by each owner of all shares with respect to the
        following:
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
6.      Security Agreement covering all the Personal Property
        Collateral of each Borrower, executed by each Borrower.
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
7.      UCC-1 Financing Statements executed by each Borrower as
        "Debtor" in favor of Lender as "Secured Party" with
        respect to the personal property collateral and filed with each of the following:
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
                (i)     Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)    St. Louis County
--------------------------------------------------------------------------------
                (iii)   St. Louis County Fixture
--------------------------------------------------------------------------------
                (iv)    California Secretary of State
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (v)   Sacramento County, California
--------------------------------------------------------------------------------
                (vi)  Sacramento County, California Fixture
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
                (i)   Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)  St. Louis County
--------------------------------------------------------------------------------
                (iii) St. Louis County Fixture
--------------------------------------------------------------------------------
                (iv)  Texas Secretary of State
--------------------------------------------------------------------------------
                (v)   Cameron County, Texas
--------------------------------------------------------------------------------
                (vi)  Cameron County, Texas Fixture
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
                (i)   Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)  St. Louis County
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
                (i)   Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)  St. Louis County
--------------------------------------------------------------------------------
                (iii) St. Louis County Fixture
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
                (i)   Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)  St. Louis County
--------------------------------------------------------------------------------
                (iii) California Secretary of State
--------------------------------------------------------------------------------
                (iv)  Sacramento County, California
--------------------------------------------------------------------------------
                (v)   Sacramento County, California Fixture
--------------------------------------------------------------------------------
8.      Deed of Trust covering all of the Real Property Collateral executed by each of the following:
--------------------------------------------------------------------------------
        a.      Young Dental Manufacturing Company with respect to:
--------------------------------------------------------------------------------
                (i)   13705 Shoreline, Earth City, Missouri
--------------------------------------------------------------------------------
                (ii)  2418 Northline Industrial, St. Louis, Missouri
--------------------------------------------------------------------------------
                (iii) 4401 Paredes, Brownsville,
                      Texas
--------------------------------------------------------------------------------
        b.      The Lorvic Corporation with respect to:
--------------------------------------------------------------------------------
                (i)   8810 Frost Avenue, St. Louis, Missouri
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9.      Landlord Waiver, Subordination and Estoppel with respect
        to Rancho Cordova, California
--------------------------------------------------------------------------------
10.     Assignment of Sale Contract (2418 Northline Ind.; Maryland
        Heights Facility)
--------------------------------------------------------------------------------
11.     Copy of Sale Contract (Maryland Heights Facility)
--------------------------------------------------------------------------------
12.     Assignment of General Contractor's Contract, Plans &
        Specifications
--------------------------------------------------------------------------------
13.     Collateral Assignment of Trademark and Tradename by each
        of:
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
14.     Collateral Assignment of Patents executed by each of the
        Borrowers
--------------------------------------------------------------------------------
        a.      Young Dental Manufacturing Co.
--------------------------------------------------------------------------------
        b.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
15.     Certificate of Seller with respect to satisfaction of all
        conditions precedent to Acquisition Agreement
--------------------------------------------------------------------------------
16.     Copies of all Acquisition documents, including schedules
--------------------------------------------------------------------------------
17.     Disbursement Direction Letter executed by Borrowers in
        favor of Lender
--------------------------------------------------------------------------------
18.     Closing Statement with respect to Acquisition of
        Denticator International assets
--------------------------------------------------------------------------------
19.     Standard Lockbox Agreement to be executed by each of
        Borrowers
--------------------------------------------------------------------------------
20.     Assignment of Cash Collateral Account by each Borrower
--------------------------------------------------------------------------------
21.     Bailee Letters from each of:
--------------------------------------------------------------------------------
        a.      Davidson Air Freight
--------------------------------------------------------------------------------
        b.      Anderson Moulds, Inc.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
        c.      CAPS
---------------------------------------------------------------------------------------------------------------
        d.      Northwest Bottling
---------------------------------------------------------------------------------------------------------------
22.     Assignment of Government Contracts; together with Notices
        to DO & CO
---------------------------------------------------------------------------------------------------------------
23.     Assignment of Rate Protection Agreement
---------------------------------------------------------------------------------------------------------------
24.     Opinion of Counsel for Borrower covering the subject
        matter described in the Opinion Specification attachment
        hereto
---------------------------------------------------------------------------------------------------------------
25.     Payoff Letter from United Missouri Bank
---------------------------------------------------------------------------------------------------------------
26.     Release of existing liens on Real Property Collateral
---------------------------------------------------------------------------------------------------------------
        a.      Young Dental Manufacturing Company with respect to:
---------------------------------------------------------------------------------------------------------------
                (i)     13705 Shoreline, Earth City, Missouri - UMB
---------------------------------------------------------------------------------------------------------------
                (ii)    2418 Northline Industrial, St. Louis, Missouri -
                        UMB
---------------------------------------------------------------------------------------------------------------
                (iii)   4401 Paredes, Brownsville,
                        Texas - UMB
---------------------------------------------------------------------------------------------------------------
        b.      The Lorvic Corporation with respect to:
---------------------------------------------------------------------------------------------------------------
                (i)     8810 Frost Avenue, St. Louis, Missouri - UMB
---------------------------------------------------------------------------------------------------------------
27.     Mortgagee's Title Insurance Commitment meeting the
        requirement of the Mortgagee's Title Insurance
        Specification attachment hereto
---------------------------------------------------------------------------------------------------------------
        a.      Young Dental Manufacturing Company with respect to:
---------------------------------------------------------------------------------------------------------------
                (i)     13705 Shoreline, Earth City, Missouri
---------------------------------------------------------------------------------------------------------------
                (ii)    2418 Northline Industrial, St. Louis, Missouri
---------------------------------------------------------------------------------------------------------------
                (iii)   4401 Paredes, Brownsville,
                        Texas
---------------------------------------------------------------------------------------------------------------
        b.      The Lorvic Corporation with respect to:
---------------------------------------------------------------------------------------------------------------
                (i)     8810 Frost Avenue, St. Louis, Missouri
---------------------------------------------------------------------------------------------------------------
        c.      Denticator California Facility
---------------------------------------------------------------------------------------------------------------
28.     Copies of documentation supporting Permitted Exceptions in
        Mortgagee's Title Insurance Commitment
---------------------------------------------------------------------------------------------------------------
        a.      Young Dental Manufacturing Company with respect to:
---------------------------------------------------------------------------------------------------------------
                (i)     13705 Shoreline, Earth City, Missouri
---------------------------------------------------------------------------------------------------------------
                (ii)    2418 Northline Industrial, St. Louis, Missouri
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                (iii)   4401 Paredes, Brownsville,
                        Texas
--------------------------------------------------------------------------------------------------------------------
        b.      The Lorvic Corporation with respect to:
--------------------------------------------------------------------------------------------------------------------
                (i)     8810 Frost Avenue, St. Louis, Missouri
--------------------------------------------------------------------------------------------------------------------
29.     Other documents required by Title Company for issuance of
        Mortgagee's Title Insurance Policy meeting the
        requirements of the Title Insurance Specification
        attachment hereto
--------------------------------------------------------------------------------------------------------------------
30.     Closing and recording instruction letter to Title Company
--------------------------------------------------------------------------------------------------------------------
31.     Hazardous Waste Documentation as required by Loan
        Agreement
--------------------------------------------------------------------------------------------------------------------
32.     "No Flood Hazard" Certification
--------------------------------------------------------------------------------------------------------------------
        a.      Young Dental Manufacturing Company with respect to:
--------------------------------------------------------------------------------------------------------------------
                (i)     13705 Shoreline, Earth City, Missouri
--------------------------------------------------------------------------------------------------------------------
                (ii)    2418 Northline Industrial, St. Louis, Missouri
--------------------------------------------------------------------------------------------------------------------
                (iii)   4401 Paredes, Brownsville, Texas
--------------------------------------------------------------------------------------------------------------------
        b.      The Lorvic Corporation with respect to:
--------------------------------------------------------------------------------------------------------------------
                (i)     8810 Frost Avenue, St. Louis, Missouri
--------------------------------------------------------------------------------------------------------------------
33.     Copies of all leases affecting each parcel of the Real
        Property Collateral
--------------------------------------------------------------------------------------------------------------------
34.     UCC Termination Statements covering existing UCC-1 filings that are not Permitted Security Interests:
--------------------------------------------------------------------------------------------------------------------
        a.      CA Secretary of State - Bank of California - Release
                of Denticator International, Inc., #9516560297, filed
                6/12/95
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        b. UMB (Release of Young Dental Manufacturing Company, The Lorvic Corporation and Lorvic Holdings, Inc.)

                i. TX Secretary of State, #0090793, filed 5/8/95; #0090794, filed 5/8/95; #0090795, filed 5/8/95

                ii. MO Secretary of State, #2538886, filed 5/10/95; #2538887, filed 5/10/95; #2538888, filed 5/10/95;
                        #2538889, filed 5/10/95; #2538890, filed 5/10/95;
                        #2538891, filed 5/10/95; #2538892, filed 5/10/95;
                        #2538893, filed 5/10/95; and #2538894, filed 5/10/95

                iii. St. Louis County Recorder of Deeds, #006056, filed 5/8/95; #006057, filed 5/8/95; #006058, filed 5/8/95;
                        #006053, filed 5/8/95; #006054, filed 5/8/95; #006055,
                        filed 5/8/95; #006050, filed 5/8/95; #006051, filed
                        5/8/95; and #006052, filed 5/8/95

                iv. Cameron County, TX Recorder, #152077, filed 5/10/95; #152079, filed 5/10/95; and #152078, filed 5/10/95
--------------------------------------------------------------------------------
35. Borrowers' Secretary's Certificate (certifying resolutions, Articles or Certificate of Incorporation, Bylaws and Incumbency of officers authorized to execute Loan Documents)
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
36.     Good Standing Certificate for Borrower
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
                (i)     Missouri Secretary of State
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
                (i)     Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)    Texas Secretary of State
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (i)     Delaware Secretary of State
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
                (i)     Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)    Delaware Secretary of State
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
                (i)     Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)    California Secretary of State
--------------------------------------------------------------------------------
37.     Patent search of records of U.S. Office of Patents and
        Trademarks
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
38.     Trademark search of records of U.S. Office of Patents and
        Trademarks
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
39.     Financial Statements for Borrower
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
40.     Copy of most recently filed tax returns for Borrower
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
        e.      (Denticator)
--------------------------------------------------------------------------------
41.     Binders of Insurance meeting the applicable requirements
        of the Insurance Specification attachment hereto
--------------------------------------------------------------------------------
42. Copies of declaration pages from Insurance Policies, with endorsements, meeting the applicable requirements of the Insurance Specification attachment hereto
--------------------------------------------------------------------------------
43. Copies of Construction Contracts with respect to Young Dental improvements to Earth City property.
--------------------------------------------------------------------------------
44.     Copies of all consents, licenses and approvals required for execution of Loan Documents (if any)
--------------------------------------------------------------------------------
45.     Pre-closing UCC Searches, Tax Lien, Judgment Lien and Pending Suits
        for each of the Borrowers with the Texas, California and Missouri Secretaries of State, St. Louis City, St. Louis County, Cameron County, Texas and Sacramento County, California
--------------------------------------------------------------------------------
46.     Post-filing UCC, Tax Lien, Judgment Lien and Pending Suit Searches:
--------------------------------------------------------------------------------
        a.      Young Innovations, Inc.
--------------------------------------------------------------------------------
                (i)    Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)   St. Louis City
--------------------------------------------------------------------------------
                (iii)  St. Louis County
--------------------------------------------------------------------------------
                (iv)   Texas Secretary of State
--------------------------------------------------------------------------------
                (v)    Cameron, Texas
--------------------------------------------------------------------------------
                (vi)   California Secretary of State
--------------------------------------------------------------------------------
                (vii)  Sacramento, California
--------------------------------------------------------------------------------
        b.      Young Dental Manufacturing Company
--------------------------------------------------------------------------------
                (i)    Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)   St. Louis City
--------------------------------------------------------------------------------
                (iii)  St. Louis County
--------------------------------------------------------------------------------
                (iv)   Texas Secretary of State
--------------------------------------------------------------------------------
                (v)    Cameron, Texas
--------------------------------------------------------------------------------
                (vi)   California Secretary of State
--------------------------------------------------------------------------------
                (vii)  Sacramento, California
--------------------------------------------------------------------------------
        c.      Lorvic Holdings, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (i)     Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)    St. Louis City
--------------------------------------------------------------------------------
                (iii)   St. Louis County
--------------------------------------------------------------------------------
                (iv)    Texas Secretary of State
--------------------------------------------------------------------------------
                (v)     Cameron, Texas
--------------------------------------------------------------------------------
                (vi)    California Secretary of State
--------------------------------------------------------------------------------
                (vii)   Sacramento, California
--------------------------------------------------------------------------------
        d.      The Lorvic Corporation
--------------------------------------------------------------------------------
                (i)     Missouri Secretary of State
--------------------------------------------------------------------------------
                (ii)    St. Louis City
--------------------------------------------------------------------------------
                (iii)   St. Louis County
--------------------------------------------------------------------------------
                (iv)    Texas Secretary of State
--------------------------------------------------------------------------------
                (v)     Cameron, Texas
--------------------------------------------------------------------------------
                (vi)    California Secretary of State
--------------------------------------------------------------------------------
                (vii)   Sacramento, California
--------------------------------------------------------------------------------
        e.      Denticator
--------------------------------------------------------------------------------
                (i)     California Secretary of State
--------------------------------------------------------------------------------
                (ii)    Sacramento, California
--------------------------------------------------------------------------------
47.     Copy of Denticator Lease Rancho Cordova, California
--------------------------------------------------------------------------------
48.     Landlord Consent to Assignment of Lease to Denticator
        Rancho Cordova, California
--------------------------------------------------------------------------------
49.     Payment to Lender of the amount of all its fees and
        expenses incurred in connection with this transaction
        including, without limitation, all recording and filing
        fees, fees for all mortgagee title commitments, premiums
        for all mortgagee title policies, fees and costs for any
        and all appraisal reports and environmental reports,
        audits, and studies, and all legal fees and expenses.
        Lender shall also require evidence that all taxes and
        assessments due and payable at the time of closing with
        respect to the Real Property Collateral, and all mechanics liens of record or known to Borrower at the time of closing have been paid in full and have been dismissed
        with prejudice.
--------------------------------------------------------------------------------

                ATTACHMENT TO DOCUMENTS AND REQUIREMENTS LIST
                            OPINION SPECIFICATION


Legal opinion of corporate and local counsel to Borrower must be on firm letterhead and together meet these requirements:

1. Address to The Boatmen's National Bank of St. Louis at 75 West Lockwood, St. Louis, Missouri 63119.

2.      Refer to Loan Agreement and use its definitions.

3. Give opinions on the subjects covered in all of the following example paragraphs:

        a. Borrowers are corporations duly formed, validly existing and in good standing under the Laws of the State of their organization and are duly qualified and authorized to do business and are in good standing as foreign corporation in all states where the nature and extent of the business transacted by them or the ownership of their assets makes such qualification necessary, except where the failure to so qualify will not have a Material Adverse Effect.

        b. Each Borrower has all requisite corporate power, authority and legal capacity and legal rights (a) to own, lease and operate its properties and assets and to carry on its business as now being conducted and (b) to execute, deliver and perform the terms of the Loan Documents to which it is a party.

        c. All action on the part of each Borrower requisite for the execution, delivery and performance of the Loan Documents to which it is a party has been duly taken.

        d. The execution, delivery and performance of the Loan Documents by each Borrower will not (a) violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a default under (i) Borrowers' Charter Documents, or (ii) any franchise, agreement, indenture, or other instrument to which a Borrower is a party or by which it or any of its property is bound or affected or (iii) any Law or other legal requirement applicable to a Borrower, or (b) result in the creation or imposition of a Security Interest of any nature whatsoever upon Borrowers' property or assets other than pursuant to the Loan Documents.

        e. Each Borrower has duly executed and delivered each of the Loan Documents to which it is a party and each such Loan Document constitutes the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms.

        f. Each Person who signed any Loan Document as an officer of a Borrower is duly authorized on behalf of a Borrower to execute, deliver and perform such document on behalf of such Borrower and is duly authorized to perform its obligations thereunder and to incur the obligations and make the representations, warranties and covenants made by it in such Loan Document.

        g. Each Borrower has all certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties and to carry on its business as now being conducted, and is in compliance with all Laws applicable to the conduct of its business.

        h. No consent, approval or other authorization of or by, or registration or filing with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance by Borrower of the Loan Documents to which it is a party that has not already been obtained and a copy thereof delivered to Lender.

        i. There are no actions, proceedings or investigations pending or threatened against any Borrower which might adversely affect the validity or enforceability of any of the Loan Documents, the ability of each Borrower to perform its obligations thereunder or which might adversely affect the business, operations, revenues, financial condition, property or business prospects of any Borrower.

        j. The use of the proceeds of the Loans will not violate Regulations G, T, U or X of the Federal Reserve Board.

        k. The Security Documents will create in favor of Lender, a legal, valid, and enforceable Security Interest in the personal property described therein as security for the Loan Obligations. The Financing Statements are in proper form for recording or filing, as the case may be, in the public offices identified on Exhibit A to this letter and when the Financing Statements are filed in those public offices, the Security Interests of Lender or Administrative Agent, as the case may be, in the personal property described therein will be perfected to the extent such Security Interests may be perfected by filing. To our best knowledge, Borrowers have no places of business other than as disclosed in the Loan Agreement.

l. The Missouri Deed of Trust and the Texas Deed of Trust are in proper form for recording and contains the terms and provisions necessary to enable Lender, following a default under such Deed of Trust, to exercise all of the remedies which are customarily available to a real estate lienholder under the Laws of the States of Missouri and Texas. Assuming the proper recording of the Deed of Trust, the Deed of Trust will be a legal, valid and enforceable mortgage Security Interest on the Real Property Collateral in favor of Lender, to secure all of the Loan Obligations.

m. Upon delivery to Lender of certificates identified in each Stock Pledge Agreement, Lender will have a valid, perfected and first priority security interest in and to all authorized and issued shares of each Borrower to secure payment of all of the Loan Obligations. All of the shares of the pledged stock are duly authorized, validly issued, fully paid and non-assessable.

n. Neither the Deed of Trust, the Assignment of Rents nor the Financing Statements require the payment of any stamp tax or intangible tax or any recording, filing, privilege or other similar tax, fee or charge in connection with the execution, delivery, recordation or enforcement thereof, or any other state or local tax, fee or charge, except for customary recording fees in connection with the indebtedness or transactions evidenced by the Loan Documents (other than income, franchise, excess profits or capital stock taxes).

o. If a court were to find that the Loan Documents are governed by, or are to be construed or interpreted in accordance with, the Laws of the State of Texas or California, the provisions of the Loan Documents regarding interest required to be paid by Borrower will not violate any Law of the State of Texas or California that limits the amount of interest that may be charged or collected on a loan of money or the method by which such interest is computed.

p. A Texas/California court of competent jurisdiction with the issues properly before it will honor the choice of law provisions included in the Loan Agreement and the Security Documents except that a Texas/California court will apply Missouri law to questions regarding perfection by filing in the State of Texas/California of the Security Interest granted to Lender, in Personal Property Collateral pursuant to the Security Documents and the exercise in Texas/California of Bank's remedies thereunder.

4. Add appropriate exceptions limitations, all of which must be acceptable to Lender.

5. Signature by a partner of the firm in his individual name or in the name of the firm.

                 ATTACHMENT TO DOCUMENTS AND REQUIREMENTS LIST
                         TITLE INSURANCE SPECIFICATION

Commitment for issuance to Boatmen's, by a title insurer acceptable to Boatmen's ("Title Company"), of a Loan Title Insurance Policy that will (i) be in 1992 ALTA Loan Policy form; (ii) insure that title to the Real Property Collateral is vested in Borrowers as owner, (iii) delete the standard exceptions
(which can be deleted without a survey) and insure that Lender has a valid first mortgage lien thereon subject only to Permitted Security Interests and encumbrances applicable to the Real Property Collateral that exist on the effective date of the Loan Agreement and without exceptions other than taxes for the current year which are not delinquent and such other exceptions as are approved by Agents in their sole discretion; (iv) revise tax exception to read as follows: "Taxes for 1996 a lien not yet due and payable, and subsequent years"; and (v) contain the following endorsements: (a) Revolving Credit/Future Advance; (b) variable rate; (c) others as Lender deems necessary.

                  ATTACHMENT TO DOCUMENTS AND REQUIREMENTS LIST
                            INSURANCE SPECIFICATION

     1. Borrower shall maintain insurance, with insurance companies licensed to do business in the States of Missouri, Texas and California, as appropriate (the "State") against such risks, loss, damage and liability (including liability to third parties) and for such amounts as are customarily insured against by other enterprises of like size and type as that of Borrower, including, without limitation:

            A. Property damage insurance, which insurance shall include coverage for removal of debris, insuring the buildings, structures, facilities, fixtures, machinery, equipment and other property constituting a part of the Collateral against loss or damage to the Collateral by fire, lightning, vandalism, malicious mischief, windstorm, hail, explosion, underground, collapse, aircraft, vehicles and smoke and other casualties as may be included in the standard form of "all risk" building insurance, at all times in an amount such that the proceeds of such insurance shall be sufficient to prevent Lenders from becoming a co-insurer of any loss under the insurance policies but in any event in amounts equal to not less than the greater of (A) the actual replacement value of the Collateral as determined by a qualified insurance appraiser or insurer (selected by Borrower and approved by the Agents) not less often than once every year expense of Borrower, and (B) the principal amount of the Aggregate Loan. Any such insurance may provide that the insurer is not liable to the extent of the first $250,000 with the result that Borrower is its own insurer to the extent of $250,000 of such risks.

            B. Builder's risk insurance in an amount equal to the actual replacement value of the Collateral.

            C. Earthquake insurance at all times in the amount of $10,000,000.

            D. Business interruption insurance against loss of income arising our of damage or destruction by fire and such other hazards as may be included in the "all risk" business insurance carried under paragraph A in an amount at least equivalent two year's debt service, taxes and other expenses that will not be reduced by reason of any such damage or destruction.

            E. Public liability insurance in accordance with customary insurance practices for similar operations with respect to the Collateral and the business thereby conducted in a minimum amount of $12,000,000 which insurance (A) will also provide coverage of Borrower's obligations to perform its obligations under any agreement running to the benefit of the Lenders
     (B) may be effected under overall blanket or excess coverage policies of Borrower, and (C) shall not contain any provisions for deductible amount.

          F.   Excess coverage.

          G. Auto liability insurance in such amount and against such insurable hazards as Agents from time to time may reasonably require.

          H. Boiler and machine property damage insurance in respect of any steam and pressure boilers and similar apparatus located on the Collateral from risks normally insured against under boiler and machinery policies and in amounts and with deductibles customarily obtained for similar business enterprises and in each case approved by Agents.

          I. Workers' compensation insurance, disability benefits insurance and such other forms of insurance which Borrower is required by law to provide, covering loss resulting from injury, sickness, disability or death of the employees of Borrower or of any contractor or subcontractor performing work with respect to the Collateral. Borrower shall require that all said contractors and subcontractors shall maintain all forms or types of insurance with respect to their employees required by law.

          J. If the Collateral is located in a HUD identified flood hazard area, flood insurance in an amount equal to the greater of (a) the maximum amount of federal flood insurance available or (b) the lesser of (i) the amount of any mortgage encumbering the Collateral in favor of the Lender for the benefit of the Lenders, and (ii) $10,000,000, with the first year premium thereon prepaid.

          K. Such other insurance in such amounts and against such insurable hazards as Agents from time to time may reasonably require.

     2. All insurance required above shall be procured and maintained in financially sound and generally recognized responsible insurance companies authorized to write such insurance in the State.

     3.   The insurance policies required above shall:

          A. Designate (except in the case of Workers' Compensation Insurance) Borrower and Lender as additional insureds as their respective interests may appear on all public liability and Owners and Contractors Protective Liability coverage.

        B. Provide that all insurance proceeds with respect to loss or damage to any real property upon which Lender holds a mortgage or any tangible personal property in which Lender holds a Security Interest (collectively, the "Property") be endorsed and made payable to Lender and shall name Lender as Loss Payee under the standard mortgagee clause;

        C. Provide that there shall be no recourse against Lender for the payment of premiums or commissions or (if such policies or binders provide for the payment thereof) additional premiums or assessments;

        D. Provide that in respect of the respective interests of Lender in such policies, the insurance shall not be invalidated by any action or inaction of Borrower, any subsidiary or any third party and shall insure Lender for the benefit of the Lenders regardless of and any losses shall be payable notwithstanding:

                1. Any act or negligence, including any breach of any condition, declaration or warranty contained in any such policy of insurance by Borrower, any subsidiary or any third party;

                2. The occupation, operation or use of the Property for purposes more hazardous than permitted by the terms of the policy;

                3. Any foreclosure or other proceeding or notice of sale relating to the Property; or

                4. Any change in the title to or ownership of all or any portion of the Property.

        E. Provide that such insurance shall be primary insurance without any right of contribution from any other insurance carried by Lender to the extent that such other insurance provides Lender, as the case may be, with contingent and/or excess liability insurance with respect to its respective interest as such in the Property, and shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums (which shall be solely a liability of Borrower) shall operate in the same manner as if there were a separate policy covering such insured;

        F. Provide that if the insurers cancel such insurance for any reason whatsoever, or the same is allowed to lapse or expire, or there be any reduction in amount, or any material change is made in the coverage, such cancellation, lapse, expiration, reduction or change shall not be effective as to Lender until at least thirty (30) days after receipt by



                                    xviii

        Lender, respectively, of written notice by such insurers of such cancellation, lapse, expiration or change;

                G. Waives any right of subrogation of the insurers thereunder against any party insured under such policy, and waives any right of the insurers of any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any party insured under such policy.

        4. Each of the policies providing the insurance required above shall be subject to the terms and conditions set forth in this Exhibit.

                                  EXHIBIT 13

                             Disclosure Schedule

13.8 No Material Proceedings - There is an appeal in process due to the loss of a patent and theft of trade secrets trial. A bond has been posted for a counterclaim of court and copying costs of the defendant.
                             - There is an ongoing IRS action involving the
                               discussion of the classification of employees versus homeworkers.
                             - Lorvic Holding/The Lorvic Corporation is in an
                               ongoing IRS action involving the amortization of Goodwill from prior years. The estimated amount of liability has been put into an escrow account with Boatmen's Bank.

13.10.5 Real Property - We discovered in 1991 that the septic system in
                        Brownsville, TX had been contaminated from chemicals used in our plating operation. We contracted with a licensed firm to cleanup all hazardous waste in the septic system and the surrounding ground with the job completed in 1992.
                      - The Lorvic grounds were contaminated by radioactive
                        dirt when the federal government had the contaminated dirt transported from facilities that produced nuclear waste in the area. The surrounding area was part of a Superfund Site and was recently cleaned up by the federal government.

13.23 Investments     - $100.000 face value Allegheny County PA Airport revenue
                        bonds dated 7/1/88 and due 1/1/2019 with a coupon rate of 7.75% paid semi-annually on Jan 1 and July 1.
                      - $100.000 face value Lower Colorado River Authority Tax
                        revenue bonds dated 3/1/87 and due 1/1/2009 with a coupon rate of 7.00% paid semi-annually on Jan 1 and July 1.
                      - Cotter & Company, Inc. brokerage account and Alliance
                        Municipal Trust mutual fund for holding funds usually from bond interest payments - account #248-01432-1-9-030.
                      - 25 shares of Allmerica Financial Corporation - not kept
                        on Young's books.

13.25 Indirect Obligation - Young Innovations, Inc. has 202.095 shares of stock owned by employees who have an agreement with the company whereby the company may have to repurchase the shares of the employee upon an event. The value of this contingent liability is not reflected on the books and was last estimated at $589.000.

13.27 & 13.28 Operating and Capital Leases - The following leases are currently in effect:


                      Young Dental - Telephone system at 13705 Shoreline Ct
                                     East dated 10/96 for a term of 60 months at an initial rate of $960.00 per month.

                      Lorvic Corporation - 1992 Plymouth Voyager LE dated 3/96
                                           for a term of 12months @ $384/mo

                      Denticator - Building at 11330 Sunrise Park Drive, Rancho
                                   Cordova set to expire 5/97 @ $2100/mo.
                                 - Office Furniture dated 6/95 for a term of
                                   24 months $277/mo.
                                 - Computer system dated 9/95 for a term of 36
                                   months @ $1343/mo.
                                 - Telephone system dated 6/95 for a term of 60
                                   months @ $363/mo.
                                 - Copier dated 6/95 for a term of 60 months
                                   @ $165/mo.
                                 - 1996 Ford Explorer dated 11/95 for a term of
                                   48 months @ $400/mo.
                                 - 1995 Honda Accord EX dated 8/95 for a term
                                   of 24 months @ $428/mo.
                                 - 1996 Dodge BR1500 dated 11/95 for a term of
                                   48 months @ $449/mo
                                 - 1996 Lexus ES300 dated 11/95 for a term of
                                   48 months @ $489/mo.
                                 - 1996 Toyota Avalon dated 11/95 for a term of
                                   36 months @ $473/mo.

                                   EXHIBIT 13

                              Disclosure Schedule

13.35.2 Inventory - Inventory subject to licensing, patent, royalty, trademark, trade name, or copyright agreements:

                        Dr. Richard Moreschini - Turbo Cup royalty
                        Dr. Stephen Harrel - D'Granulator royalty
                        Dr. Phillip Ho - Ho Bands royalty
                        Dr. Clifford Hutson - Vent-O-Vac royalty
                        Janet Brooks - Vent-O-Vac royalty
                        Jean McComb - Vent-O-Vac royalty
                        Indiana University - Magnasil Paste royalty
                        Denticator - Pick-A-Dent

13.35.4 Intellectual Property - Intellectual property subject to pending or threatened challenge:

                        Patents on Young Dental Disposal Prophy Angle

                                 EXHIBIT 13.34

           REAL ESTATE OWNED/LEASED BY BORROWER/LEASED FROM BORROWER

Owned by a Borrower

13705 Shoreline Court East
Earth City MO 63045

8810 Frost Avenue
St. Louis MO  63134

2418 Northline Industrial
Maryland Heights MO  63043

4401 Paredes Line Rd.,
Brownsville, Texas 78521

Leased by a Borrower
11330 Sunrise Park Drive,
Rancho Cordova, California 95742

Leased from a Borrower

a portion of 13705 Shoreline Court East,
Earth City MO 63045 by an Affiliate of Borrowers, Solutions in 3-D at a rate of approximately $700 per month

Personal Property Leased by a Borrower

See Exhibit 13 - sections concerning leases

                                 EXHIBIT 13.36

                CHIEF PLACE OF BUSINESS; LOCATIONS OF COLLATERAL

Chief Place of Business, Location of Books and Records, Executive Office 13705 Shoreline Court East
Earth City MO 63045

11330 Sunrise Park Drive
Rancho Cordova, California 95742

Location of Collateral

13705 Shoreline Court East
Earth City MO 63045

8810 Frost Avenue
St. Louis MO 63134

2418 Northline Industrial
Maryland Heights MO 63043

4401 Paredes Line Rd.,
Brownsville, Texas 78521

11330 Sunrise Park Drive
Rancho Cordova, California 95742

Davidson Air Freight - for Storage of Inventory
933 Baden Avenue
St. Louis, Missouri 63147

CAPS - molds, equipment and injection molded components
13080 Hollenberg Dr.
St. Louis, Missouri 63044

Anderson Moulds, Inc. - molds, equipment and injection molded components 5131 East Anita Street
Stockton, California 95202

                                 EXHIBIT 13.40

                          SUBSIDIARIES AND AFFILIATES

Young Innovations, Inc., a Missouri corporation
Young Dental Manufacturing Company, a Missouri corporation
Lorvic Holdings, Inc., a Delaware corporation
The Lorvic Corporation, a Delaware corporation
Denticator International, Inc., a Missouri corporation
Young Dental International, Inc., a Barbados corporation

George E. Richmond Trust, dated July 6, 1973, George E. Richmond, Trustee George E. Richmond and Commerce Bank of Missouri Trust, dated January 14, 1975, George E. Richmond and _______________, Trustee

                                 EXHIBIT 13.41

                          BANK ACCOUNTS AND LOCKBOXES

United Missouri Bank

Payroll Account - #60-7069-603-4
Operating Account - #61-0140-147-1
Zero Balance -   #59-0099-131-3

Texas Bank & Trust

Operating Account - #0073407

Fleet Bank

Pegged Balance Account - #005-033-5545

                                EXHIBIT 15.14
                           COMPLIANCE CERTIFICATE

TO:     THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

        This Compliance Certificate is furnished pursuant to that certain Loan Agreement executed _______________, 1996 (as the same may be amended, restated or otherwise modified from time to time, the "Loan Agreement"), among Young Innovations, Inc., Young Dental Manufacturing Company, Lorvic Holdings, Inc., The Lorvic Corporation and Denticator International, Inc. (collectively, "Borrower") and The Boatmen's National Bank of St. Louis. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings defined in the Loan Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.   I am the duly elected _______________________ of the Borrowers.

     2. I have reviewed the terms of the Loan Agreement and the Loan Documents and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of Borrowers during the accounting period covered by the attached
          Financial Statements, prepared on a consolidated basis.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default as of the date of this Compliance Certificate; and to my knowledge all of the representations and warranties of Borrower contained in the Loan Agreement and other Loan Documents are true and correct.

     4. [Use for annual financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal year ended ______, which are complete and correct in all material respects and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).]

          [Use for monthly financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal month ended _____________, which are complete and correct in all material respects (subject to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).]

     5. Borrower is in compliance with all of the covenants in the Loan Agreement, including the financial covenants in Section 17, Schedule II attached hereto contains calculations based on Borrower's financial statements and other financial records that show Borrower's compliance with such financial covenants. The calculations and the data upon which they are based are believed by me to be complete and correct.

This Compliance Certificate, together with the Schedules hereto, is executed and delivered this _____ day of ____________.



                                        By:
                                           -----------------------------------
                                        Print Name:
                                                   ---------------------------
                                        Title:
                                              --------------------------------

                     SCHEDULE I TO COMPLIANCE CERTIFICATE



                      See current Financial Statements.

                     SCHEDULE II TO COMPLIANCE CERTIFICATE

SECTION 17 FINANCIAL MEASUREMENTS

The following calculations are made in accordance with the provisions of the Agreement and are based on the fiscal quarter ended ________________:

SECTION 17 FINANCIAL MEASUREMENTS

I.  Capital Expenditures (Section 17.1)

A.      Period:  Fiscal year ended December 31, 199_.

B.      Maximum Capital Expenditures during such fiscal year
        permitted under Section 17.1                                  $1,100,000

                                             (not to exceed $2,600,000 including
                                         Earth City expansion prior to 12/31/97)

C.      Capital Expenditures during such period                  $______________


II.  Capital Leases (Section 17.2)

A. Capital Leases entered into since the Effective Date of the Loan Agreement:

        [List Leases and amount of leases]

B.      Aggregate cost of capital assets leased under such
        leases if such capital assets were purchased             $______________

C.      Maximum Capital Expenditure plus capital lease
        obligations during such period permitted under
        Section 17.1 and 17.2                                     See I.B. above

D.      Sum of II.B. plus I.C.                                   $______________


III.  Operating Leases (Section 17.3)

A. Operating Leases entered into since the Effective Date of the Loan Agreement:

        [List Leases and amount of leases]

B.      Aggregate operating lease payments per Fiscal Year       $______________

C. Maximum Operating Lease Expenditure during such period permitted under Section 17.3.

IV.  MINIMUM EBITDA (SECTION 17.4)
     -----------------------------

A.      Net income, after provision for income taxes for
        the twelve fiscal Months beginning ________________
        and ending _____________, calculated in
        accordance with GAAP (prior to any LIFO adjustment)                     $________________

B.      Deductions:

        a.      gain or loss arising from the sale
                of any capital asset                                            $________________

        b.      gain arising from any write-up in the
                book value of any asset                                         $________________

        c.      gain arising from extraordinary items, as determined
                in accordance with GAAP, or from any other
                non-recurring transaction                                       $________________

C.      Sum of IV.B.a through IV.B.c. to the extent such items were
        included in IV.A.                                                       $_________________

D.      Additions:

        a.      interest expense                                                $__________________

        b.      provisions for taxes                                            $__________________

        c.      depreciation and amortization                                   $__________________


        d.      loss arising from extraordinary items, as determined
                in accordance with GAAP, or from any other
                non-recurring transaction                                       $__________________

        e.      non-cash portion of stock bonus paid to J. Mendoza              $__________________

E.      Sum or IV.D.a through IV.D.e. to the extent such items
        were deducted from IV.A.                                                $__________________

F.      EBITDA (IV.A minus IV.C. plus IV.E.)                                    $__________________

G.      Minimum EBITDA for the period specified by Section 17.4                 $__________________

V. FIXED CHARGE COVERAGE (SECTION 17.5)
   ------------------------------------

A.      EBITDA (per IV.F.)                                                      $__________________

B.
        a.      Sum of all interest payments which Borrower
                was required to make on Indebtedness for money
                borrowed during the twelve fiscal months beginning
                _______________ and ended _______________.                      $__________________


        b.      Sum of all principal payments which Borrower
                was required to make on long term Indebtedness
                during the twelve fiscal months beginning
                ____________ and ended ____________.                            $___________

        c.      Expenditures in connection with capital leases
                during the twelve fiscal months beginning
                ____________ and ended ____________.                            $___________

        d.      Capital Expenditures during the twelve fiscal
                months beginning ____________ and ended ____________.           $___________

        e.      federal, state and local income tax expense                     $___________

C.      Sum of IV.B.a through IV.B.e.                                           $___________

D.      Ratio of IV.A. to IV.C.                                                  ___________

E.      Minimum ratio permitted by
        Section 17.5                                                             1.10 to 1.0


VI. MINIMUM INTEREST COVERAGE (SECTION 17.6)

A.      EBITDA (per I.V. F.)                                                    $___________

B.      Deductions:

        a.      depreciation and amortization                                   $___________

        b.      loss arising from extraordinary items, as determined
                in accordance with GAAP, or from any other non-recurring
                transaction                                                     $___________

        c.      non-cash portion of stock bonus paid to J. Mendoza              $___________

C.      VI.A less VI.B                                                          $___________

D.      Interest Expense for the prior twelve fiscal months                     $___________

E.      Ratio of VI.C. to VI.D.                                                  ___________

F.      Minimum ratio permitted by
        Section 17.6                                                             4.50 to 1.0

VII.  MINIMUM NET WORTH (SECTION 17.7)
(Calculated for the twelve fiscal months ended__________.)

A.      Book value of all assets of Borrower                    $____________

B.      Liabilities, including reserves for contingencies
        and other potential liabilities                         $____________

E.      Net Worth (VII.A minus VII.B)                           $____________

F.      Minimum Net Worth required by Section 17.7              $____________

                               AMENDMENT NO. 1
                                      TO
                                LOAN AGREEMENT
                             DATED JULY 22, 1996
                                BY AND BETWEEN
                   THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                     AND
      YOUNG INNOVATIONS, INC., YOUNG DENTAL MANUFACTURING COMPANY, LORVIC
  HOLDINGS, INC., THE LORVIC CORPORATION AND DENTICATOR INTERNATIONAL, INC.


In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, YOUNG INNOVATIONS, INC., YOUNG DENTAL MANUFACTURING COMPANY, LORVIC HOLDINGS, INC., THE LORVIC CORPORATION AND DENTICATOR INTERNATIONAL, INC. (collectively, "Borrowers") and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS ("Lender") agree as follows:

1. DEFINITIONS; SECTION REFERENCES. The term "Loan Agreement" means the Loan Agreement dated July 22, 1996 between Borrowers and Lender. The term "this Amendment" means this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement.

2.      EFFECTIVE DATE OF THIS AGREEMENT. This Amendment is effective
April 1, 1997.

3. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions in Section 4 of this Amendment, the Loan Agreement is amended as follows:

        3.1. INCREASE OF REVOLVING COMMITMENT. Section 2.1.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                        2.1.2. DEFINITION OF REVOLVING COMMITMENT. The "Revolving Commitment" on any date shall be $7,000,000, or such lesser Dollar amount to which it may have been reduced as provided herein.

4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. The Amendment shall not become effective, and the Loan Agreement shall continue in full force and effect as it existed in the absence of this Amendment unless Borrower shall deliver to Lender the following, all in form and substance satisfactory to
Lender:

        4.1 CERTIFICATE OF SECRETARY OF BORROWER. A Certificate of the Secretary of each Borrower certifying (i) that the articles or certificate of incorporation and bylaws of each Borrower previously certified to Lender in connection with the execution of the Loan Agreement have not been amended,
(ii) that resolutions adopted by the Board of Directors of Borrowers authorizing the execution, delivery and performance of this Amendment by Borrowers, are attached to the certificate and remain in full force and effect, and (iii) the names, titles, and true signatures of the incumbent corporate officers who are authorized to sign this Amendment or attest signatures or seals on this Amendment on behalf of each Borrower.

     4.2. ALLONGE. An Allonge to the Revolving Note increasing the available sum under the Revolving Note is $7,000,000.

5. REPRESENTATIONS AND WARRANTIES OF BORROWERS. Borrowers hereby represent and a warrant to Lender that (i) execution of this Amendment has been duly authorized by all requisite action of Borrowers; (ii) no consents are necessary from any third parties for each Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrowers enforceable against each Borrower in accordance with their terms, except to the extent that the enforceability thereof against a Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached hereto as Exhibit A and the disclosure schedule attached to the Loan Agreement, all of the representations and warranties contained in Section 13 of the Loan Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, except that with respect to the representations and warranties made regarding Financial Statements of the Loan Agreement as amended hereby, such representations and warranties are hereby made with respect to the most recent Financial Statements delivered by Borrower to Lender, (v) there exists no Default which is continuing and no Event or Default has occurred and (vi) no Default or Event Default will occur immediately or with the passage of time or giving of notice as a consequence of this Amendment becoming effective.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended hereby.

7. REAFFIRMATION. Borrowers hereby acknowledge and confirm that (i) except as expressly amended hereby the Loan Agreement and other Loan Documents remain in full force and effect. (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) no Borrower has defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (v) no Borrower has a claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

8. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

9. COUNTERPART FACSIMILE EXECUTION. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document.
No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

10. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

11. INCORPORATION BY REFERENCE. Lender and Borrowers hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

12.     STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

        ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the effective date first above written.


YOUNG INNOVATIONS, INC.                         THE BOATMEN'S NATIONAL BANK OF
by its PRESIDENT                                ST. LOUIS
       ----------------                         by its Vice President

/s/ George E. Richmond                          /s/ Timothy J. Halls
-----------------------                         ----------------------------
                                                Name: Timothy J. Halls
Name: George E. Richmond
      ------------------

                                                Notice Address:
YOUNG DENTAL MANUFACTURING                      75 West Lockwood
COMPANY                                         Webster Groves, Missouri 63119
by its President                                FAX # (314) 284-2070
       -------------------                      TEL # (314) 284-2050
/s/ George E. Richmond
--------------------------
Name:  George E. Richmond
       -------------------

LORVIC HOLDINGS, INC.
by its Secretary
       -------------------

/s/ Michael W. Eggleston
--------------------------
Name: Michael W. Eggleston
      --------------------

THE LORVIC CORPORATION
by its Secretary
       -------------------

/s/ Michael W. Eggleston
--------------------------
Name: Michael W. Eggleston
      --------------------


DENTICATOR INTERNATIONAL, INC.
by its Secretary
       -------------------


/s/ Michael W. Eggleston
---------------------------
Name: Michael W. Eggleston
      ---------------------


Notice Address for all Borrowers:
13705 Shoreline Ct. East
Earth City, Missouri 63045
FAX # 314-344-0021
TEL # 314-344-0010

                                  EXHIBIT A

                       SUPPLEMENTAL DISCLOSURE SCHEDULE


                       NONE, if no items listed below: